UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 7 of its series:

Wells Fargo Asia Pacific Fund, Wells Fargo Diversified International Fund, Wells Fargo Emerging Markets Equity Fund, Wells Fargo Emerging Markets Equity Income Fund, Wells Fargo Global Small Cap Fund, Wells Fargo International Equity Fund, and Wells Fargo Intrinsic World Equity Fund.

Date of reporting period: April 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2019

Wells Fargo Asia Pacific Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Asia Pacific Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2019 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Asia Pacific Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Alison Shimada

Elaine Tse

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFAAX)	7-31-2007	-15.15	4.14	8.43	-9.95	5.38	9.08	1.69	1.60

Class C (WFCAX)	7-31-2007	-11.60	4.61	8.26	-10.60	4.61	8.26	2.44	2.35

Administrator Class (WFADX)[3]	7-30-2010	–	–	–	-9.91	5.51	9.22	1.61	1.50

Institutional Class (WFPIX)[4]	7-30-2010	–	–	–	-9.64	5.75	9.41	1.36	1.25

MSCI AC Asia Pacific Index (Net)[5]	–	–	–	–	-4.42	5.92	8.58	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	5

Ten largest holdings (%) as of April 30, 2019[6]

Alibaba Group Holding Limited ADR	3.44

Tencent Holdings Limited	3.18

Samsung Electronics Company Limited	2.59

Taiwan Semiconductor Manufacturing Company Limited	2.57

Toyota Motor Corporation	2.17

Mitsubishi UFJ Financial Group Incorporated	1.69

Hitachi Limited	1.63

Ping An Insurance Group Company H Shares	1.38

SoftBank Group Corporation	1.38

China Construction Bank H Shares	1.33

Sector distribution as of April 30, 2019[7]

Country allocation as of April 30, 2019[7]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through February 29, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The MSCI AC Asia Pacific Index (Net) consists of the following 13 developed and emerging markets countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,068.63	$8.21	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C

Actual	$1,000.00	$1,065.10	$12.03	2.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.14	$11.73	2.35%
Administrator Class

Actual	$1,000.00	$1,068.63	$7.69	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class

Actual	$1,000.00	$1,070.70	$6.42	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Asia Pacific Fund	7

Security name	Shares	Value

Common Stocks: 95.08%

Australia: 8.35%

Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	47,685	$876,694

Australia & New Zealand Banking Group Limited (Financials, Banks)	52,572	1,008,049

BHP Billiton Limited (Materials, Metals & Mining)	45,979	1,212,243

Goodman Group (Real Estate, Equity REITs)	86,000	797,834

Medibank Private Limited (Financials, Insurance)	306,927	618,813

Mirvac Group (Real Estate, Equity REITs)	339,072	676,452

Northern Star Resources Limited (Materials, Metals & Mining)	156,286	902,324

Qantas Airways Limited (Industrials, Airlines)	220,163	870,694

Rio Tinto Limited (Materials, Metals & Mining)	22,520	1,514,044

Suncorp Group Limited (Financials, Insurance)	176,004	1,646,463

Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	25,252	629,992

		10,753,602

China: 28.54%

Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	23,850	4,425,845

Baidu Incorporated ADR (Communication Services, Interactive Media & Services) †	7,451	1,238,580

Bank of China Limited H Shares (Financials, Banks)	2,074,000	988,777

Beijing Sinnet Technology Company Limited Class A (Information Technology, IT Services)	220,500	567,877

BTG Hotels Group Company Limited Class A (Consumer Discretionary, Hotels, Restaurants & Leisure)	287,117	863,039

China Construction Bank H Shares (Financials, Banks)	1,943,000	1,716,422

China Eastern Airlines Company H Shares (Industrials, Airlines)	1,022,000	725,645

China Mengniu Dairy Company Limited (Consumer Staples, Food Products)	170,000	628,442

China Merchants Shekou Industrial Zone Holdings Company Limited Class A (Real Estate, Real Estate Management & Development)	191,896	626,664

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	66,000	628,888

China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	426,000	1,593,807

China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	742,000	570,347

China Vanke Company Limited H Shares (Real Estate, Real Estate Management & Development)	151,700	586,898

Chinasoft International Limited (Information Technology, IT Services)	1,028,000	585,759

CITIC Securities Company Limited H Shares (Financials, Capital Markets)	331,000	715,603

COSCO Shipping Ports Limited (Industrials, Transportation Infrastructure)	638,635	636,616

Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	29,400	1,295,070

Dong-E-E-Jiao Company Limited A Shares (Health Care, Pharmaceuticals)	95,900	623,361

Geely Automobile Holdings Limited (Consumer Discretionary, Automobiles)	328,000	658,107

Guangzhou Automobile Group Company Limited H Shares (Consumer Discretionary, Automobiles)	608,000	653,355

Hengan International Group Company Limited (Consumer Staples, Personal Products)	73,500	647,885

Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	2,448,000	705,242

Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	1,673,000	1,256,115

Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,070,000	991,600

PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	1,222,000	775,744

PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	595,000	668,207

Ping An Insurance Group Company H Shares (Financials, Insurance)	148,000	1,781,894

Qingdao Haier Company Limited Class A (Consumer Discretionary, Household Durables)	377,496	962,680

Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	144,400	793,346

Sany Heavy Industry Company Limited Class A (Industrials, Machinery)	333,097	605,694

Tencent Holdings Limited (Communication Services, Interactive Media & Services)	82,800	4,095,248

Wanhua Chemical Group Company Limited Class A (Materials, Chemicals) †	91,400	613,648

Xiaomi Corporation Class B (Information Technology, Technology Hardware, Storage & Peripherals) «144A†	656,200	1,005,446

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Asia Pacific Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

China (continued)

Yum China Holdings Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,800	$703,592

Zijin Mining Group Company Limited H Shares (Materials, Metals & Mining)	2,036,000	794,177

		36,729,620

Hong Kong: 1.10%

Chow Tai Fook Jewellery Company Limited (Consumer Discretionary, Specialty Retail)	806,800	862,871

Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	599,000	553,583

		1,416,454

India: 5.24%

HDFC Bank Limited (Financials, Banks)	27,690	922,599

Hindalco Industries Limited (Materials, Metals & Mining)	209,109	619,476

ICICI Bank Limited (Financials, Banks)	259,963	1,523,066

Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	324,539	720,200

Infosys Limited ADR (Information Technology, IT Services)	107,000	1,151,320

Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	58,490	1,171,251

State Bank of India (Financials, Banks) †	142,256	633,931

		6,741,843

Indonesia: 1.64%

PT Bank Rakyat Indonesia Tbk (Financials, Banks) †	4,047,000	1,241,080

PT Telekomunikasi Indonesia Persero Tbk (Communication Services, Diversified Telecommunication Services)	3,282,000	872,897

		2,113,977

Japan: 30.39%

Advantage Risk Management Company Limited (Health Care, Health Care Providers & Services)	79,100	655,296

Bandai Namco Holdings Incorporated (Consumer Discretionary, Leisure Products)	14,000	671,172

Dentsu Incorporated (Communication Services, Media)	19,900	814,312

Ezaki Glico Company Limited (Consumer Staples, Food Products)	14,900	786,346

FANUC Corporation (Industrials, Machinery)	4,500	845,439

Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	63,200	2,101,920

Honda Motor Company Limited (Consumer Discretionary, Automobiles)	26,100	728,267

Inpex Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	87,000	846,407

J.Front Retailing Company Limited (Consumer Discretionary, Multiline Retail)	97,900	1,196,228

Japan Airlines Company Limited (Industrials, Airlines)	48,600	1,585,010

Kao Corporation (Consumer Staples, Personal Products)	13,500	1,042,165

Keyence Corporation (Information Technology, Electronic Equipment, Instruments & Components)	2,500	1,561,984

KOSE Corporation (Consumer Staples, Personal Products)	5,200	974,094

Kubota Corporation (Industrials, Machinery)	49,800	758,217

Kyoritsu Maintenance Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,300	683,433

Kyushu Railway Company (Industrials, Road & Rail)	19,600	638,651

Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	37,700	1,248,273

Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	438,900	2,177,613

Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	52,400	1,213,685

Nintendo Company Limited (Communication Services, Entertainment)	3,800	1,308,779

Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	34,800	1,447,972

Obayashi Corporation (Industrials, Construction & Engineering)	76,000	747,126

Open House Company Limited (Real Estate, Real Estate Management & Development)	17,700	650,269

ORIX Corporation (Financials, Diversified Financial Services)	82,200	1,164,431

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Asia Pacific Fund	9

Security name	Shares	Value

Japan (continued)

Otsuka Corporation (Information Technology, IT Services)	29,300	$1,152,458

Panasonic Corporation (Consumer Discretionary, Household Durables)	149,200	1,373,862

Recruit Holdings Company Limited (Industrials, Professional Services)	24,300	731,767

Ryohin Keikaku Company Limited (Consumer Discretionary, Multiline Retail)	3,500	667,604

Santen Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	84,200	1,286,214

SoftBank Group Corporation (Communication Services, Wireless Telecommunication Services)	16,800	1,781,326

Sony Corporation (Consumer Discretionary, Household Durables)	13,800	695,080

Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	33,100	1,154,897

Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	5,400	857,160

Toyota Motor Corporation (Consumer Discretionary, Automobiles)	45,100	2,792,161

Tsukui Corporation (Health Care, Health Care Providers & Services)	125,200	782,119

		39,121,737

Malaysia: 1.84%

CIMB Group Holdings Bhd (Financials, Banks)	546,800	696,973

Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	515,300	396,337

Public Bank Bhd (Financials, Banks)	103,700	564,337

Sime Darby Bhd (Industrials, Industrial Conglomerates)	1,268,200	711,628

		2,369,275

Philippines: 1.04%

Ayala Land Incorporated (Real Estate, Real Estate Management & Development)	747,000	701,668

Bank of the Philippine Islands (Financials, Banks)	390,863	636,406

		1,338,074

Singapore: 2.29%

DBS Group Holdings Limited (Financials, Banks)	47,100	978,292

Genting Singapore Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	739,200	535,337

Keppel Corporation Limited (Industrials, Industrial Conglomerates)	135,400	673,964

Oversea-Chinese Banking Corporation Limited (Financials, Banks)	85,700	762,422

		2,950,015

South Korea: 7.83%

Hana Financial Group Incorporated (Financials, Banks)	16,945	533,815

Hyundai Motor Company (Consumer Discretionary, Automobiles)	5,860	694,782

KB Financial Group Incorporated (Financials, Banks)	14,871	588,144

Korea Zinc Company Limited (Materials, Metals & Mining)	1,708	661,619

LG Chem Limited (Materials, Chemicals)	3,049	942,250

NH Investment & Securities Company Limited (Financials, Capital Markets)	57,673	678,854

Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	85,014	3,336,808

Samsung Fire & Marine Insurance (Financials, Insurance)	2,574	669,859

Samsung SDI Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,389	686,126

SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	18,938	1,280,745

		10,073,002

Taiwan: 5.45%

Cathay Financial Holding Company (Financials, Insurance)	456,000	659,629

Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	124,000	652,082

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Asia Pacific Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name			Shares	Value

Taiwan (continued)

Ennoconn Corporation (Information Technology, Technology Hardware, Storage & Peripherals)			73,000	$642,568

Hon Hai Precision Industry (Information Technology, Electronic Equipment, Instruments & Components)			273,868	770,173

Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			102,000	975,405

Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			395,000	3,310,731

				7,010,588

Thailand: 1.37%

Bangkok Bank PCL (Financials, Banks)			152,200	996,392

Kasikornbank PCL (Financials, Banks)			129,400	772,144

				1,768,536

Total Common Stocks (Cost $108,701,667)				122,386,723

		Expiration date
Participation Notes: 1.14%

China: 1.14%

HSBC Bank plc (Ningbo Joyson Electronic Corporation) (Consumer Discretionary, Auto Components) †(a)		12-2-2019	169,874	671,949

HSBC Bank plc (Songcheng Performance Development Company Limited Class A) (Consumer Discretionary, Hotels, Restaurants & Leisure) †(a)		10-12-2020	235,952	790,734

Total Participation Notes (Cost $1,579,424)				1,462,683

	Yield
Short-Term Investments: 3.95%

Investment Companies: 3.95%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%		811,719	811,800

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36		4,270,431	4,270,431

Total Short-Term Investments (Cost $5,082,231)				5,082,231

Total investments in securities (Cost $115,363,322)	100.17%	128,931,637

Other assets and liabilities, net	(0.17)	(212,562)

Total net assets	100.00%	$128,719,075

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Asia Pacific Fund	11

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,444,919	5,293,394	5,926,594	811,719	$0	$0	$13,835	$811,800
Wells Fargo Government Money Market Fund Select Class	4,143,878	24,765,136	24,638,583	4,270,431	0	0	22,828	4,270,431

					$0	$0	$36,663	$5,082,231	3.95%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Asia Pacific Fund	Statement of assets and liabilities—April 30, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $753,961 of securities loaned), at value (cost $110,281,091)	$123,849,406
Investments in affiliated securities, at value (cost $5,082,231)	5,082,231
Foreign currency, at value (cost $531,312)	525,563
Receivable for Fund shares sold	36,142
Receivable for dividends	484,344
Receivable for securities lending income	485
Prepaid expenses and other assets	21,879

Total assets	130,000,050

Liabilities
Payable upon receipt of securities loaned	812,093
Payable for Fund shares redeemed	197,688
Custodian and accounting fees payable	113,433
Management fee payable	89,863
Administration fees payable	20,665
Trustees’ fees and expenses payable	5,284
Distribution fee payable	884
Accrued expenses and other liabilities	41,065

Total liabilities	1,280,975

Total net assets	$128,719,075

NET ASSETS CONSIST OF
Paid-in capital	$117,398,580
Total distributable earnings	11,320,495

Total net assets	$128,719,075

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$100,287,853
Shares outstanding – Class A1	8,102,422
Net asset value per share – Class A	$12.38
Maximum offering price per share – Class A2	$13.14
Net assets – Class C	$1,399,101
Shares outstanding – Class C1	120,146
Net asset value per share – Class C	$11.65
Net assets – Administrator Class	$1,164,920
Shares outstanding – Administrator Class[1]	95,617
Net asset value per share – Administrator Class	$12.18
Net assets – Institutional Class	$25,867,201
Shares outstanding – Institutional Class[1]	2,141,451
Net asset value per share – Institutional Class	$12.08

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2019 (unaudited)	Wells Fargo Asia Pacific Fund	13

Investment income
Dividends (net of foreign withholding taxes of $98,569)	$1,275,152
Income from affiliated securities	58,592

Total investment income	1,333,744

Expenses
Management fee	630,791
Administration fees
Class A	102,694
Class C	1,651
Administrator Class	777
Institutional Class	16,631
Shareholder servicing fees
Class A	122,255
Class C	1,965
Administrator Class	1,495
Distribution fee
Class C	5,896
Custody and accounting fees	74,635
Professional fees	26,734
Registration fees	30,513
Shareholder report expenses	27,087
Trustees’ fees and expenses	10,883
Other fees and expenses	23,609

Total expenses	1,077,616
Less: Fee waivers and/or expense reimbursements	(107,828)

Net expenses	969,788

Net investment income	363,956

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(2,254,494)
Forward foreign currency contracts	(1,859)

Net realized losses on investments	(2,256,353)
Net change in unrealized gains (losses) on investments	10,278,343

Net realized and unrealized gains (losses) on investments	8,021,990

Net increase in net assets resulting from operations	$8,385,946

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asia Pacific Fund	Statement of changes in net assets

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$363,956		$1,312,596
Net realized gains (losses) on investments		(2,256,353)		13,610,030
Net change in unrealized gains (losses) on investments		10,278,343		(33,372,381)

Net increase (decrease) in net assets resulting from operations		8,385,946		(18,449,755)

Distributions to shareholders from net investment income and net realized gains
Class A		(11,091,734)		(536,729)
Class C		(190,016)		0
Administrator Class		(142,990)		(4,325)
Institutional Class		(3,159,341)		(271,596)

Total distributions to shareholders		(14,584,081)		(812,650)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	244,006	2,950,462	417,591	6,403,383
Class C	3,964	43,651	8,393	121,862
Administrator Class	1,486	19,073	2,010	31,448
Institutional Class	237,162	2,774,775	670,855	10,138,476

		5,787,961		16,695,169

Reinvestment of distributions
Class A	929,465	10,709,769	33,563	518,552
Class C	14,292	154,492	0	0
Administrator Class	10,866	123,247	251	3,829
Institutional Class	271,654	3,060,443	17,523	264,942

		14,047,951		787,323

Payment for shares redeemed
Class A	(651,703)	(7,872,295)	(1,266,646)	(19,208,805)
Class C	(39,496)	(448,841)	(29,154)	(417,293)
Administrator Class	(16,819)	(202,469)	(37,442)	(547,922)
Institutional Class	(462,463)	(5,374,399)	(899,101)	(13,662,192)

		(13,898,004)		(33,836,212)

Net increase (decrease) in net assets resulting from capital share transactions		5,937,908		(16,353,720)

Total decrease in net assets		(260,227)		(35,616,125)

Net assets
Beginning of period		128,979,302		164,595,427

End of period		$128,719,075		$128,979,302

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.07	$15.04	$12.11	$11.92	$12.18	$11.72
Net investment income	0.02	0.11 [1]	0.08	0.11 [1]	0.04 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.76	(2.02)	3.00	0.29	(0.16)	0.67

Total from investment operations	0.78	(1.91)	3.08	0.40	(0.12)	0.76
Distributions to shareholders from
Net investment income	(0.09)	(0.06)	(0.15)	(0.21)	(0.14)	(0.30)
Net realized gains	(1.38)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.47)	(0.06)	(0.15)	(0.21)	(0.14)	(0.30)
Net asset value, end of period	$12.38	$13.07	$15.04	$12.11	$11.92	$12.18
Total return[2]	6.86%	(12.74)%	25.84%	3.47%	(0.95)%	6.61%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.69%	1.66%	1.69%	1.72%	1.71%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.52%	0.76%	0.58%	0.97%	0.34%	0.80%
Supplemental data
Portfolio turnover rate	22%	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$100,288	$99,078	$126,265	$120,108	$137,578	$6,755

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.33	$14.24	$11.44	$11.29	$11.57	$11.15
Net investment income (loss)	(0.02)[1]	(0.00)[1,2]	(0.02)[1]	0.02 [1]	(0.00)[1,2]	0.01 [1]
Net realized and unrealized gains (losses) on investments	0.72	(1.91)	2.85	0.28	(0.20)	0.63

Total from investment operations	0.70	(1.91)	2.83	0.30	(0.20)	0.64
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	(0.15)	(0.08)	(0.22)
Net realized gains	(1.38)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.38)	0.00	(0.03)	(0.15)	(0.08)	(0.22)
Net asset value, end of period	$11.65	$12.33	$14.24	$11.44	$11.29	$11.57
Total return[3]	6.51%	(13.41)%	24.86%	2.75%	(1.71)%	5.76%
Ratios to average net assets (annualized)
Gross expenses	2.51%	2.44%	2.41%	2.44%	2.46%	2.46%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Net investment income (loss)	(0.29)%	(0.01)%	(0.17)%	0.14%	(0.01)%	0.12%
Supplemental data
Portfolio turnover rate	22%	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$1,399	$1,744	$2,309	$2,223	$3,495	$2,427

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.89	$14.79	$11.88	$11.72	$11.99	$11.54
Net investment income	0.04 [1]	0.12 [1]	0.04 [1]	0.12	0.11 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.73	(1.99)	3.00	0.29	(0.21)	0.65

Total from investment operations	0.77	(1.87)	3.04	0.41	(0.10)	0.77
Distributions to shareholders from
Net investment income	(0.10)	(0.03)	(0.13)	(0.25)	(0.17)	(0.32)
Net realized gains	(1.38)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.48)	(0.03)	(0.13)	(0.25)	(0.17)	(0.32)
Net asset value, end of period	$12.18	$12.89	$14.79	$11.88	$11.72	$11.99
Total return[2]	6.86%	(12.60)%	25.83%	3.60%	(0.83)%	6.86%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.60%	1.58%	1.61%	1.56%	1.52%
Net expenses	1.50%	1.49%	1.50%	1.47%	1.40%	1.40%
Net investment income	0.60%	0.83%	0.36%	1.07%	0.87%	1.04%
Supplemental data
Portfolio turnover rate	22%	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$1,165	$1,290	$2,000	$11,357	$14,048	$13,956

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.82	$14.75	$11.89	$11.73	$12.00	$11.55
Net investment income	0.05	0.16	0.21	0.13	0.15 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	0.73	(1.98)	2.85	0.30	(0.23)	0.65

Total from investment operations	0.78	(1.82)	3.06	0.43	(0.08)	0.79
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.20)	(0.27)	(0.19)	(0.34)
Net realized gains	(1.38)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.52)	(0.11)	(0.20)	(0.27)	(0.19)	(0.34)
Net asset value, end of period	$12.08	$12.82	$14.75	$11.89	$11.73	$12.00
Total return[2]	7.07%	(12.43)%	26.25%	3.83%	(0.65)%	6.99%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.36%	1.33%	1.36%	1.36%	1.27%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.86%	1.12%	1.11%	1.28%	1.27%	1.15%
Supplemental data
Portfolio turnover rate	22%	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$25,867	$26,868	$34,022	$10,237	$11,034	$502

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Asia Pacific Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities

20	Wells Fargo Asia Pacific Fund	Notes to financial statements (unaudited)

other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Notes to financial statements (unaudited)	Wells Fargo Asia Pacific Fund	21

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $115,437,234 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$19,293,005

Gross unrealized losses	(5,798,602)

Net unrealized gains	$13,494,403

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Asia Pacific Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$10,753,602	$0	$0	$10,753,602

China	36,729,620	0	0	36,729,620

Hong Kong	1,416,454	0	0	1,416,454

India	6,741,843	0	0	6,741,843

Indonesia	2,113,977	0	0	2,113,977

Japan	0	39,121,737	0	39,121,737

Malaysia	2,369,275	0	0	2,369,275

Philippines	1,338,074	0	0	1,338,074

Singapore	2,950,015	0	0	2,950,015

South Korea	10,073,002	0	0	10,073,002

Taiwan	7,010,588	0	0	7,010,588

Thailand	1,768,536	0	0	1,768,536

Participation notes

China	0	1,462,683	0	1,462,683

Short-term investments

Investment companies	4,270,431	811,800	0	5,082,231

Total assets	$87,535,417	$41,396,220	$0	$128,931,637

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	1.000%

Next $500 million	0.950

Next $1 billion	0.900

Next $2 billion	0.875

Next $1 billion	0.850

Next $5 billion	0.840

Over $10 billion	0.830

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Notes to financial statements (unaudited)	Wells Fargo Asia Pacific Fund	23

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.50% for Administrator Class shares, and 1.25% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds Distributor received $1,122 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $26,985,577 and $34,959,885, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2019, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $14,611 in forward foreign currency contracts to buy during the six months ended April 30, 2019.

24	Wells Fargo Asia Pacific Fund	Notes to financial statements (unaudited)

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2019, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of geographic regions. A fund that invest a substantial portion of their assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. SUBSEQUENT EVENT

At a regular meeting of the Board of Trustees held on May 21-22, 2019, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Emerging Markets Equity Income Fund will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Emerging Markets Equity Income Fund.

A Special Meeting of Shareholders of the Fund will be held on September 6, 2019 to consider and vote on the Plan. On or about June 27, 2019, materials for this meeting will be mailed to shareholders of record on July 19, 2019.

If approved, the merger will take place on or about September 20, 2019.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	25

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$286,341	$0.0289	100%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Asia Pacific Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Asia Pacific Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from
		1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28	Wells Fargo Asia Pacific Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402353 06-19 SA236/SAR236 04-19

Semi-Annual Report

April 30, 2019

Wells Fargo Diversified International Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Diversified International Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified International Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Josef Lakonishok, Ph.D.

Venkateshwar (Venk) Lal

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Dale A. Winner, CFA®‡

Mark L. Yockey, CFA®‡

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SILAX)	9-24-1997	-10.64	1.30	7.26	-5.18	2.51	7.89	1.72	1.36

Class C (WFECX)	4-1-1998	-6.89	1.73	7.11	-5.89	1.73	7.11	2.47	2.11

Class R6 (WDIRX)[3]	9-30-2015	–	–	–	-4.78	2.88	8.19	1.29	0.90

Administrator Class (WFIEX)	11-8-1999	–	–	–	-5.11	2.62	8.06	1.64	1.26

Institutional Class (WFISX)	8-31-2006	–	–	–	-4.85	2.90	8.29	1.39	1.00

MSCI EAFE Index (Net)[4]	–	–	–	–	-3.22	2.60	7.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	5

Ten largest holdings (%) as of April 30, 2019[5]

Linde plc	2.27

Deutsche Boerse AG	2.02

BP plc	1.74

Wirecard AG	1.71

Airbus SE	1.42

AIA Group Limited	1.39

Allianz AG	1.37

Nestle SA	1.34

Deutsche Post AG	1.23

ING Groep NV	1.23

Sector distribution as of April 30, 2019[6]

Country allocation as of April 30, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through February 29, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.35% for Class A, 2.10% for Class C, 0.89% for Class R6, 1.25% for Administrator Class, and 0.99% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified International Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,059.05	$6.89	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class C

Actual	$1,000.00	$1,054.50	$10.70	2.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49	2.10%
Class R6

Actual	$1,000.00	$1,061.40	$4.55	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Administrator Class

Actual	$1,000.00	$1,059.30	$6.38	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class

Actual	$1,000.00	$1,060.06	$5.06	0.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Diversified International Fund	7

Security name	Shares	Value

Common Stocks: 96.38%

Australia: 1.35%

AGL Energy Limited (Utilities, Multi-Utilities)	8,500	$133,204

Coca-Cola Amatil Limited (Consumer Staples, Beverages)	29,100	180,524

CSR Limited (Materials, Construction Materials)	59,900	150,326

Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	43,900	129,050

Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	11,600	108,760

Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	57,661

Mineral Resources Limited (Materials, Metals & Mining)	14,900	163,754

Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels)	18,916	98,278

Qantas Airways Limited (Industrials, Airlines)	59,300	234,518

Rio Tinto Limited (Materials, Metals & Mining)	1,800	121,016

		1,377,091

Austria: 0.39%

OMV AG (Energy, Oil, Gas & Consumable Fuels)	4,800	257,071

Voestalpine AG (Materials, Metals & Mining)	4,300	138,079

		395,150

Belgium: 0.05%

Anheuser-Busch InBev NV (Consumer Staples, Beverages)	589	52,361

Brazil: 2.00%

B3 Brasil Bolsa Balcao SA (Financials, Capital Markets)	15,405	135,345

Banco de Brasil SA (Financials, Banks)	14,500	183,714

Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	93,265

Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	45,293	553,480

JBS SA (Consumer Staples, Food Products)	67,500	340,332

Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	48,115	732,791

		2,038,927

Canada: 2.68%

Canadian National Railway Company (Industrials, Road & Rail)	1,730	160,509

Canadian Pacific Railway Limited (Industrials, Road & Rail)	831	186,202

Dollarama Incorporated (Consumer Discretionary, Multiline Retail)	4,460	133,963

Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †	49,300	696,978

Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	3,800	186,157

Lundin Mining Corporation (Materials, Metals & Mining)	154,708	830,298

Magna International Incorporated (Consumer Discretionary, Auto Components)	7,300	406,331

WestJet Airlines Limited (Industrials, Airlines)	9,200	129,859

		2,730,297

China: 3.16%

ANTA Sports Products Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,000	28,197

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	94,000	895,689

China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	218,000	167,568

China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	117,500	138,697

China Resources Cement Holdings Limited (Materials, Construction Materials)	168,000	168,111

China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	238,000	123,175

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Diversified International Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

China (continued)

Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	106,000	$102,827

HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	19,771	413,807

Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	12,700	98,783

PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	103,500	116,234

Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,400	35,162

Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	261,400	547,138

Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	118,800	340,735

Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	23,400	50,381

		3,226,504

Denmark: 0.88%

Danske Bank AS (Financials, Banks)	9,300	164,936

Genmab AS (Health Care, Biotechnology) †	3,866	641,787

Sydbank AS (Financials, Banks)	4,000	86,354

		893,077

Finland: 0.34%

Fortum Oyj (Utilities, Electric Utilities)	10,931	230,982

Nordea Bank AB (Financials, Banks)	15,000	118,062

		349,044

France: 8.24%

Air Liquide SA (Materials, Chemicals)	6,623	880,632

Amundi SA (Financials, Diversified Financial Services)	1,773	127,370

Arkema SA (Materials, Chemicals)	910	93,349

AXA SA (Financials, Insurance)	9,200	245,018

BNP Paribas SA (Financials, Banks)	17,376	924,750

Compagnie de Saint-Gobain SA (Industrials, Building Products)	23,772	971,588

Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	2,200	284,135

Credit Agricole SA (Financials, Banks)	13,900	190,669

Eiffage SA (Industrials, Construction & Engineering)	4,413	460,810

Engie SA (Utilities, Multi-Utilities)	13,300	196,983

Groupe Danone SA (Consumer Staples, Food Products)	1,811	146,410

Natixis SA (Financials, Capital Markets)	27,500	161,869

Orange SA (Communication Services, Diversified Telecommunication Services)	65,896	1,032,139

Renault SA (Consumer Discretionary, Automobiles)	3,100	211,469

Safran SA (Industrials, Aerospace & Defense)	2,099	305,816

Sanofi SA (Health Care, Pharmaceuticals)	8,600	747,450

Schneider Electric SE (Industrials, Electrical Equipment)	1,512	127,970

SCOR SE (Financials, Insurance)	2,400	97,875

Societe Generale SA (Financials, Banks)	3,700	117,111

Total SA (Energy, Oil, Gas & Consumable Fuels)	9,700	539,026

Vinci SA (Industrials, Construction & Engineering)	5,331	538,252

		8,400,691

Germany: 14.38%

Adidas AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	980	251,820

Allianz AG (Financials, Insurance)	5,805	1,398,540

Aurubis AG (Materials, Metals & Mining)	1,600	77,920

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Diversified International Fund	9

Security name	Shares	Value

Germany (continued)

BASF SE (Materials, Chemicals)	2,900	$235,784

Bayer AG (Health Care, Pharmaceuticals)	1,900	126,456

Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,200	187,285

Beiersdorf AG (Consumer Staples, Personal Products)	1,950	213,113

Covestro AG (Materials, Chemicals)	2,700	147,631

Daimler AG (Consumer Discretionary, Automobiles)	5,300	346,801

Deutsche Boerse AG (Financials, Capital Markets)	15,449	2,060,252

Deutsche Post AG (Industrials, Air Freight & Logistics)	36,311	1,258,447

Infineon Technologies AG (Information Technology, Semiconductors & Semiconductor Equipment)	11,470	270,482

Linde plc (Materials, Chemicals)	12,863	2,314,115

Metro AG (Consumer Staples, Food & Staples Retailing)	41,234	698,346

Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	3,250	812,880

Rheinmetall AG (Industrials, Industrial Conglomerates)	7,592	871,104

SAP SE (Information Technology, Software)	3,264	419,466

Siemens AG (Industrials, Industrial Conglomerates)	4,233	506,774

Symrise AG (Materials, Chemicals)	4,530	435,429

Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	286,053

Wirecard AG (Information Technology, IT Services) «	11,609	1,740,862

		14,659,560

Hong Kong: 3.00%

AIA Group Limited (Financials, Insurance)	138,600	1,412,537

China Everbright Limited (Financials, Capital Markets)	180,000	327,657

Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	109,500	114,877

Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	104,000	96,115

Sinotruk Hong Kong Limited (Industrials, Machinery)	59,500	128,787

Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	320,000	94,636

Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	11,000	78,313

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	586,000	669,305

Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	135,720

		3,057,947

Hungary: 0.07%

Richter Gedeon (Health Care, Pharmaceuticals)	3,500	69,257

India: 0.68%

Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	24,175	693,425

Indonesia: 0.23%

PT Bank Rakyat Indonesia Tbk (Financials, Banks) †	750,900	230,276

Ireland: 2.32%

C&C Group plc (Consumer Staples, Beverages)	18,600	70,617

Greencore Group plc (Consumer Staples, Food Products)	181,237	543,566

Medtronic plc (Health Care, Health Care Equipment & Supplies)	11,115	987,123

Smurfit Kappa Group plc (Materials, Containers & Packaging)	4,300	126,022

Willis Towers Watson plc (Financials, Insurance)	3,458	637,448

		2,364,776

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified International Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

Israel: 0.94%

Bank Hapoalim Limited (Financials, Banks)	24,000	$176,434

Check Point Software Technologies Limited (Information Technology, Software) †	5,979	722,024

Nice Systems Limited ADR (Electronic & Other Electrical Equipment & Components, Except Computer Equipment ) †	449	61,899

		960,357

Italy: 3.93%

A2A SpA (Utilities, Multi-Utilities)	104,600	174,806

Assicurazioni Generali SpA (Financials, Insurance)	19,584	380,002

Enel SpA (Utilities, Electric Utilities)	94,000	594,522

Eni SpA (Energy, Oil, Gas & Consumable Fuels)	54,008	921,836

Intesa Sanpaolo SpA (Financials, Banks)	244,632	641,225

Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	9,300	107,386

Mediobanca SpA (Financials, Banks)	23,400	248,020

Prysmian SpA (Industrials, Electrical Equipment)	48,483	934,767

		4,002,564

Japan: 12.45%

Adeka Corporation (Materials, Chemicals)	13,000	195,305

Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	127,660

Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	21,500	454,699

Asahi Glass Company Limited (Industrials, Building Products)	4,900	167,177

CALBEE Incorporated (Consumer Staples, Food Products)	3,800	105,223

Central Glass Company Limited (Industrials, Building Products)	3,400	79,458

Daiwa Securities Group Incorporated (Financials, Capital Markets)	190,100	884,883

Denka Company Limited (Materials, Chemicals)	6,300	190,231

DIC Incorporated (Materials, Chemicals)	5,300	155,680

Dowa Mining Company Limited (Materials, Metals & Mining)	6,000	195,644

FANUC Corporation (Industrials, Machinery)	400	75,150

Fujikura Limited (Industrials, Electrical Equipment)	15,500	63,955

Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	34,200	1,137,431

Isuzu Motors Limited (Consumer Discretionary, Automobiles)	16,500	237,645

Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	263,434

Japan Airlines Company Limited (Industrials, Airlines)	6,300	205,464

Japan Exchange Group Incorporated (Financials, Capital Markets)	14,700	240,045

Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	1,200	51,404

KDDI Corporation (Communication Services, Wireless Telecommunication Services)	20,000	460,951

Komatsu Limited (Industrials, Machinery)	9,600	247,972

Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	8,800	174,628

Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,300	217,117

Mazda Motor Corporation (Consumer Discretionary, Automobiles)	12,000	142,019

Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	6,100	91,578

Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	179,700	891,586

Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	37,300	190,190

Mitsui Chemicals Incorporated (Materials, Chemicals)	9,500	233,528

Mizuho Financial Group Incorporated (Financials, Banks)	171,600	267,992

Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	7,300	504,063

Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	12,500	520,105

Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	32,200	258,503

Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	6,700	59,813

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Diversified International Fund	11

Security name	Shares	Value

Japan (continued)

Nomura Holdings Incorporated (Financials, Capital Markets)	63,000	$238,532

ORIX Corporation (Financials, Diversified Financial Services)	16,500	233,736

Resona Holdings Incorporated (Financials, Banks)	62,600	265,744

Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,900	140,107

Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,100	112,833

Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	266,469

Sompo Holdings Incorporated (Financials, Insurance)	3,200	120,778

Sumitomo Heavy Industries Limited (Industrials, Machinery)	6,000	213,344

Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	290,770

Taiyo Nippon Sanso Corporation (Materials, Chemicals)	23,800	396,548

Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	18,100	667,921

Teijin Limited (Materials, Chemicals)	5,700	98,052

The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	7,600	143,205

Toyo Ink SC Holding Company Limited (Materials, Chemicals)	7,360	176,355

Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	5,900	69,021

UBE Industries Limited (Materials, Chemicals)	7,900	169,026

		12,692,974

Malaysia: 0.46%

CIMB Group Holdings Bhd (Financials, Banks)	371,423	473,431

Netherlands: 7.04%

Adyen NV (Information Technology, IT Services) †	444	361,342

Aegon NV (Financials, Insurance)	23,200	121,154

Airbus SE (Industrials, Aerospace & Defense)	10,597	1,448,617

Akzo Nobel NV (Materials, Chemicals)	1,196	101,547

ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	796	165,649

ING Groep NV (Financials, Banks)	98,748	1,257,743

Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	14,600	351,415

Koninklijke DSM NV (Materials, Chemicals)	4,657	531,992

Koninklijke Philips NV (Industrials, Industrial Conglomerates)	26,902	1,145,529

NN Group NV (Financials, Insurance)	19,134	833,105

OCI NV (Materials, Chemicals) †	28,895	837,764

X5 Retail Group NV (Consumer Staples, Food & Staples Retailing)	700	21,245

		7,177,102

Norway: 1.08%

Den Norske Bank ASA (Financials, Banks) «	53,341	1,024,165

Mowi ASA (Consumer Staples, Food Products)	3,500	75,822

		1,099,987

Russia: 1.56%

Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	10,500	297,150

LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	359,100

MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	19,404	430,769

Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	64,526	508,465

		1,595,484

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified International Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

Singapore: 1.14%

DBS Group Holdings Limited (Financials, Banks)	6,400	$132,931

Keppel Corporation Limited (Industrials, Industrial Conglomerates)	162,100	806,865

United Overseas Bank Limited (Financials, Banks)	10,700	218,941

		1,158,737

South Africa: 1.16%

Absa Group Limited (Financials, Banks)	12,600	144,682

Imperial Holdings Limited (Consumer Discretionary, Distributors)	5,500	23,992

Motus Holdings Limited (Consumer Discretionary, Specialty Retail)	5,500	34,123

Old Mutual Limited (Financials, Insurance)	59,600	95,221

Omnia Holdings Limited (Materials, Chemicals)	7,600	30,921

Sasol Limited (Materials, Chemicals)	25,646	850,666

		1,179,605

South Korea: 1.80%

BNK Financial Group Incorporated (Financials, Banks)	1,018	6,109

Hana Financial Group Incorporated (Financials, Banks)	6,710	211,384

Industrial Bank of Korea (Financials, Banks)	16,600	201,079

JB Financial Group Company Limited (Financials, Banks)	1,964	9,567

KT&G Corporation (Consumer Staples, Tobacco)	2,300	200,830

LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	9,600	117,519

Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals)	233	229,738

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	3,496	740,710

Woori Financial Group Incorporated (Financials, Banks)	9,800	116,192

		1,833,128

Spain: 0.56%

Banco Santander Central Hispano SA (Financials, Banks)	29,500	149,273

Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	33,900	23,612

International Consolidated Airlines Group SA (Industrials, Airlines)	17,900	126,138

Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	16,200	274,911

		573,934

Sweden: 0.65%

Boliden AB (Materials, Metals & Mining)	6,700	198,944

Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	4,876	85,012

Volvo AB Class B (Industrials, Machinery)	23,600	377,713

		661,669

Switzerland: 5.86%

Alcon Incorporated (Health Care, Health Care Equipment & Supplies) †	2,188	126,004

Baloise Holding AG (Financials, Insurance)	1,400	239,894

Idorsia Limited (Health Care, Biotechnology) †	6,824	134,879

LafargeHolcim Limited (Materials, Construction Materials)	15,574	800,595

Lonza Group AG (Health Care, Life Sciences Tools & Services)	1,655	511,142

Nestle SA (Consumer Staples, Food Products)	14,181	1,364,588

Novartis AG (Health Care, Pharmaceuticals)	8,173	667,427

Roche Holding AG (Health Care, Pharmaceuticals)	2,960	780,270

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Diversified International Fund	13

Security name	Shares	Value

Switzerland (continued)

Sonova Holding AG (Health Care, Health Care Equipment & Supplies)	552	$111,326

Swiss Life Holding AG (Financials, Insurance)	1,100	517,209

Swiss Reinsurance AG (Financials, Insurance)	3,020	290,634

UBS Group AG (Financials, Capital Markets)	10,600	142,155

Valiant Holding AG (Financials, Banks)	600	67,246

Zurich Insurance Group AG (Financials, Insurance)	700	223,200

		5,976,569

Taiwan: 0.41%

Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	52,000	98,107

Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	51,000	127,083

Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	55,000	196,676

		421,866

Thailand: 0.25%

Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	135,400	137,839

Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	55,100	119,520

		257,359

United Kingdom: 15.23%

3i Group plc (Financials, Capital Markets)	21,200	295,938

Anglo American plc (Materials, Metals & Mining)	11,100	286,796

Aon plc (Financials, Insurance)	6,252	1,126,235

AVEVA Group plc (Information Technology, Software)	4,153	181,095

Aviva plc (Financials, Insurance)	22,000	123,215

Babcock International Group plc (Industrials, Commercial Services & Supplies)	16,035	109,776

BAE Systems plc (Industrials, Aerospace & Defense)	56,100	361,383

Barratt Developments plc (Consumer Discretionary, Household Durables)	23,400	183,631

Bellway plc (Consumer Discretionary, Household Durables)	4,200	170,438

Bovis Homes Group plc (Consumer Discretionary, Household Durables)	8,600	124,480

BP plc (Energy, Oil, Gas & Consumable Fuels)	243,084	1,771,927

BT Group plc (Communication Services, Diversified Telecommunication Services)	33,500	100,058

Centrica plc (Utilities, Multi-Utilities)	68,900	95,461

Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	20,500	102,918

Debenhams plc (Consumer Discretionary, Multiline Retail) (a)	72,600	0

Experian Group Limited plc (Industrials, Professional Services)	15,496	449,601

Ferguson plc (Industrials, Trading Companies & Distributors)	6,985	495,499

Fresnillo plc (Materials, Metals & Mining)	45,439	443,682

Galliford Try plc (Industrials, Construction & Engineering)	8,666	61,249

GlaxoSmithKline plc (Health Care, Pharmaceuticals)	32,300	662,704

Imperial Tobacco Group plc (Consumer Staples, Tobacco)	3,700	117,532

Inchcape plc (Consumer Discretionary, Distributors)	19,900	159,460

J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	37,300	108,222

John Wood Group plc (Energy, Energy Equipment & Services)	125,262	768,523

Kingfisher plc (Consumer Discretionary, Specialty Retail)	188,525	649,254

Lloyds Banking Group plc (Financials, Banks)	134,900	110,067

London Stock Exchange Group plc (Financials, Capital Markets)	9,363	612,177

Man Group plc (Financials, Capital Markets)	334,323	682,709

Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	44,100	164,411

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified International Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name			Shares	Value

United Kingdom (continued)

Melrose Industries plc (Industrials, Electrical Equipment)			199,627	$526,354

QinetiQ Group plc (Industrials, Aerospace & Defense)			47,700	187,473

Redrow plc (Consumer Discretionary, Household Durables)			23,047	185,128

RELX plc (Industrials, Professional Services)			7,006	160,699

Rentokil Initial plc (Industrials, Commercial Services & Supplies)			64,556	328,306

Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			21,300	684,520

Royal Mail plc (Industrials, Air Freight & Logistics)			20,900	68,897

Sensata Technologies Holding plc (Industrials, Electrical Equipment) †			19,166	957,150

Smiths Group plc (Industrials, Industrial Conglomerates)			53,114	1,054,494

Tate & Lyle plc (Consumer Staples, Food Products)			15,700	157,149

The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)			3,600	176,322

Vodafone Group plc (Communication Services, Wireless Telecommunication Services)			281,101	520,509

				15,525,442

United States: 2.09%

Alphabet Incorporated Class A (Communication Services, Interactive Media & Services) †			310	371,678

Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †			312	370,806

Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			344	662,723

Gentex Corporation (Consumer Discretionary, Auto Components)			14,488	333,659

Intercontinental Exchange Incorporated (Financials, Capital Markets)			4,829	392,839

				2,131,705

Total Common Stocks (Cost $85,982,312)				98,260,296

		Expiration date
Participation Notes: 0.71%

Ireland: 0.71%

HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) †(a)		10-29-2019	53,787	720,073

Total Participation Notes (Cost $742,259)				720,073

	Dividend yield
Preferred Stocks: 0.75%

Brazil: 0.75%

Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels)	2.59%		110,217	762,027

Total Preferred Stocks (Cost $670,101)				762,027

	Yield
Short-Term Investments: 3.91%

Investment Companies: 3.91%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55		2,723,048	2,723,320

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36		1,262,675	1,262,675

Total Short-Term Investments (Cost $3,985,993)				3,985,995

Total investments in securities (Cost $91,380,665)	101.75%	103,728,391

Other assets and liabilities, net	(1.75)	(1,779,848)

Total net assets	100.00%	$101,948,543

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Diversified International Fund	15

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

16,900 USD	1,887,740 JPY	State Street Bank	5-9-2019	$0	$(56)

1,536,551 USD	1,344,200 EUR	Goldman Sachs	6-6-2019	24,454	0

650,300 GBP	857,247 USD	Morgan Stanley	6-6-2019	0	(7,677)

2,620,300 USD	1,973,800 GBP	Morgan Stanley	6-6-2019	41,673	0

450,437 USD	346,000 GBP	Morgan Stanley	6-6-2019	0	(1,587)

				$66,127	$(9,320)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	592,358	10,461,185	8,330,495	2,723,048	$0	$(2)	$21,408	$2,723,320
Wells Fargo Government Money Market Fund Select Class	2,648,395	9,867,750	11,253,470	1,262,675	0	0	20,129	1,262,675

					$0	$(2)	$41,537	$3,985,995	3.91%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified International Fund	Statement of assets and liabilities—April 30, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $2,591,427 of securities loaned), at value (cost $87,394,672)	$99,742,396
Investments in affiliated securities, at value (cost $3,985,993)	3,985,995
Foreign currency, at value (cost $360,187)	354,407
Receivable for investments sold	568,046
Receivable for Fund shares sold	45,141
Receivable for dividends	626,302
Receivable for securities lending income	2,676
Unrealized gains on forward foreign currency contracts	66,127
Prepaid expenses and other assets	34,039

Total assets	105,425,129

Liabilities
Payable upon receipt of securities loaned	2,722,671
Custodian and accounting fees payable	226,843
Payable for Fund shares redeemed	207,340
Payable for investments purchased	151,809
Due to custodian bank	43,698
Management fee payable	36,510
Administration fees payable	12,282
Unrealized losses on forward foreign currency contracts	9,320
Trustees’ fees and expenses payable	5,281
Distribution fee payable	1,119
Accrued expenses and other liabilities	59,713

Total liabilities	3,476,586

Total net assets	$101,948,543

NET ASSETS CONSIST OF
Paid-in capital	$98,378,026
Total distributable earnings	3,570,517

Total net assets	$101,948,543

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$54,792,281
Shares outstanding – Class A1	4,356,979
Net asset value per share – Class A	$12.58
Maximum offering price per share – Class A2	$13.35
Net assets – Class C	$1,745,432
Shares outstanding – Class C1	150,544
Net asset value per share – Class C	$11.59
Net assets – Class R6	$28,046,438
Shares outstanding – Class R6[1]	2,178,864
Net asset value per share – Class R6	$12.87
Net assets – Administrator Class	$12,916,338
Shares outstanding – Administrator Class[1]	1,008,126
Net asset value per share – Administrator Class	$12.81
Net assets – Institutional Class	$4,448,054
Shares outstanding – Institutional Class[1]	373,350
Net asset value per share – Institutional Class	$11.91

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2019 (unaudited)	Wells Fargo Diversified International Fund	17

Investment income
Dividends (net of foreign withholding taxes of $137,208)	$1,252,255
Income from affiliated securities	34,794

Total investment income	1,287,049

Expenses
Management fee	419,948
Administration fees
Class A	55,633
Class C	2,084
Class R6	4,043
Administrator Class	8,014
Institutional Class	2,964
Shareholder servicing fees
Class A	66,230
Class C	2,481
Administrator Class	15,411
Distribution fee
Class C	7,443
Custody and accounting fees	96,631
Professional fees	23,397
Registration fees	33,438
Shareholder report expenses	24,891
Trustees’ fees and expenses	10,914
Other fees and expenses	34,669

Total expenses	808,191
Less: Fee waivers and/or expense reimbursements	(210,137)

Net expenses	598,054

Net investment income	688,995

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(806,660)
Forward foreign currency contracts	27,905

Net realized losses on investments	(778,755)

Net change in unrealized gains (losses) on:
Unaffiliated securities	5,888,381
Affiliated securities	(2)
Forward foreign currency contracts	(29,218)

Net change in unrealized gains (losses) on investments	5,859,161

Net realized and unrealized gains (losses) on investments	5,080,406

Net increase in net assets resulting from operations	$5,769,401

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified International Fund	Statement of changes in net assets

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$688,995		$2,122,309
Net realized gains (losses) on investments		(778,755)		5,554,096
Net change in unrealized gains (losses) on investments		5,859,161		(15,065,182)

Net increase (decrease) in net assets resulting from operations		5,769,401		(7,388,777)

Distributions to shareholders from net investment income and net realized gains
Class A		(1,117,631)		(1,577,710)
Class C		(23,783)		(73,033)
Class R6		(716,722)		(864,807)
Administrator Class		(270,088)		(347,079)
Institutional Class		(126,725)		(286,387)

Total distributions to shareholders		(2,254,949)		(3,149,016)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	63,324	759,627	108,681	1,454,360
Class C	6,518	70,620	31,556	401,935
Class R6	29,098	339,400	322,912	4,341,223
Administrator Class	92,450	1,131,041	204,027	2,787,392
Institutional Class	52,599	599,494	48,181	616,951

		2,900,182		9,601,861

Reinvestment of distributions
Class A	99,537	1,100,884	115,936	1,551,227
Class C	2,096	21,423	5,516	67,961
Class R6	17,878	202,018	63,155	863,957
Administrator Class	23,957	269,756	25,476	346,979
Institutional Class	11,996	125,479	22,284	283,005

		1,719,560		3,113,129

Payment for shares redeemed
Class A	(280,360)	(3,363,453)	(555,196)	(7,393,677)
Class C	(68,551)	(762,539)	(157,841)	(1,925,792)
Class R	N/A	N/A	(2,309)[1]	(31,119)[1]
Class R6	(88,111)	(1,083,600)	(623,428)	(8,441,251)
Administrator Class	(122,514)	(1,498,196)	(220,724)	(2,992,288)
Institutional Class	(89,251)	(1,029,220)	(306,981)	(3,843,466)

		(7,737,008)		(24,627,593)

Net decrease in net assets resulting from capital share transactions		(3,117,266)		(11,912,603)

Total increase (decrease) in net assets		397,186		(22,450,396)

Net assets
Beginning of period		101,551,357		124,001,753

End of period		$101,948,543		$101,551,357

[1]

For the period from November 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.15	$13.39	$11.08	$11.65	$12.01	$12.25
Net investment income	0.08	0.21	0.19	0.17	0.13 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	0.60	(1.12)	2.34	(0.63)	(0.21)	(0.29)

Total from investment operations	0.68	(0.91)	2.53	(0.46)	(0.08)	(0.05)
Distributions to shareholders from
Net investment income	(0.25)	(0.33)	(0.22)	(0.11)	(0.28)	(0.19)
Net asset value, end of period	$12.58	$12.15	$13.39	$11.08	$11.65	$12.01
Total return[2]	5.91%	(7.00)%	23.27%	(3.96)%	(0.66)%	(0.49)%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.71%	1.80%	1.79%	1.85%	1.76%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.40%	1.41%
Net investment income	1.26%	1.61%	1.64%	1.67%	1.07%	1.93%
Supplemental data
Portfolio turnover rate	14%	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$54,792	$54,358	$64,347	$61,031	$73,891	$24,921

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.12	$12.27	$10.16	$10.74	$11.08	$11.35
Net investment income	0.02 [1]	0.10 [1]	0.10 [1]	0.10 [1]	0.04 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	0.57	(1.02)	2.15	(0.60)	(0.20)	(0.27)

Total from investment operations	0.59	(0.92)	2.25	(0.50)	(0.16)	(0.14)
Distributions to shareholders from
Net investment income	(0.12)	(0.23)	(0.14)	(0.08)	(0.18)	(0.13)
Net asset value, end of period	$11.59	$11.12	$12.27	$10.16	$10.74	$11.08
Total return[2]	5.45%	(7.76)%	22.51%	(4.72)%	(1.44)%	(1.24)%
Ratios to average net assets (annualized)
Gross expenses	2.51%	2.46%	2.55%	2.54%	2.60%	2.51%
Net expenses	2.10%	2.10%	2.10%	2.10%	2.15%	2.16%
Net investment income	0.41%	0.81%	0.92%	1.01%	0.33%	1.15%
Supplemental data
Portfolio turnover rate	14%	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$1,745	$2,340	$4,066	$4,351	$3,573	$1,616

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	21

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS R6		2018	2017	2016	2015[1]
Net asset value, beginning of period	$12.47	$13.71	$11.33	$11.87	$11.13
Net investment income	0.10	0.31	0.30 [2]	0.26 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.62	(1.18)	2.34	(0.68)	0.74

Total from investment operations	0.72	(0.87)	2.64	(0.42)	0.74
Distributions to shareholders from
Net investment income	(0.32)	(0.37)	(0.26)	(0.12)	0.00
Net asset value, end of period	$12.87	$12.47	$13.71	$11.33	$11.87
Total return[4]	6.14%	(6.61)%	23.88%	(3.55)%	6.65%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.28%	1.34%	1.36%	1.46%
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	1.72%	2.11%	2.37%	2.30%	0.05%
Supplemental data
Portfolio turnover rate	14%	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$28,046	$27,692	$33,698	$5,523	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.38	$13.64	$11.28	$11.87	$12.23	$12.47
Net investment income	0.08 [1]	0.23 [1]	0.22 [1]	0.20 [1]	0.16 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	0.62	(1.15)	2.37	(0.66)	(0.22)	(0.30)

Total from investment operations	0.70	(0.92)	2.59	(0.46)	(0.06)	(0.04)
Distributions to shareholders from
Net investment income	(0.27)	(0.34)	(0.23)	(0.13)	(0.30)	(0.20)
Net asset value, end of period	$12.81	$12.38	$13.64	$11.28	$11.87	$12.23
Total return[2]	5.93%	(6.94)%	23.46%	(3.90)%	(0.46)%	(0.39)%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.63%	1.72%	1.71%	1.72%	1.60%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.36%	1.73%	1.79%	1.83%	1.31%	2.10%
Supplemental data
Portfolio turnover rate	14%	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$12,916	$12,557	$13,714	$12,334	$10,540	$7,283

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	23

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.57	$12.84	$10.61	$11.14	$11.50	$11.79
Net investment income	0.09 [1]	0.25 [1]	0.23 [1]	0.23 [1]	0.17 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	0.56	(1.07)	2.25	(0.63)	(0.20)	(0.27)

Total from investment operations	0.65	(0.82)	2.48	(0.40)	(0.03)	(0.01)
Distributions to shareholders from
Net investment income	(0.31)	(0.45)	(0.25)	(0.13)	(0.33)	(0.28)
Net asset value, end of period	$11.91	$11.57	$12.84	$10.61	$11.14	$11.50
Total return[2]	6.01%	(6.68)%	23.91%	(3.63)%	(0.23)%	(0.18)%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.38%	1.49%	1.46%	1.47%	1.33%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	1.57%	1.97%	2.02%	2.16%	1.45%	2.23%
Supplemental data
Portfolio turnover rate	14%	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$4,448	$4,604	$8,146	$24,328	$7,106	$2,683

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified International Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized

Notes to financial statements (unaudited)	Wells Fargo Diversified International Fund	25

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

26	Wells Fargo Diversified International Fund	Notes to financial statements (unaudited)

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $91,998,895 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$21,170,020

Gross unrealized losses	(9,383,717)

Net unrealized gains	$11,786,303

As of October 31, 2018, the Fund had capital loss carryforwards which consisted of $6,769,927 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Diversified International Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$1,377,091	$0	$0	$1,377,091

Austria	395,150	0	0	395,150

Belgium	52,361	0	0	52,361

Brazil	2,038,927	0	0	2,038,927

Canada	2,730,297	0	0	2,730,297

China	3,226,504	0	0	3,226,504

Denmark	893,077	0	0	893,077

Finland	349,044	0	0	349,044

France	8,400,691	0	0	8,400,691

Germany	14,659,560	0	0	14,659,560

Hong Kong	3,057,947	0	0	3,057,947

Hungary	69,257	0	0	69,257

India	693,425	0	0	693,425

Indonesia	230,276	0	0	230,276

Ireland	2,364,776	0	0	2,364,776

Israel	960,357	0	0	960,357

Italy	4,002,564	0	0	4,002,564

Japan	0	12,692,974	0	12,692,974

Malaysia	473,431	0	0	473,431

Netherlands	7,177,102	0	0	7,177,102

Norway	1,099,987	0	0	1,099,987

Russia	1,595,484	0	0	1,595,484

Singapore	1,158,737	0	0	1,158,737

South Africa	1,179,605	0	0	1,179,605

South Korea	1,833,128	0	0	1,833,128

Spain	573,934	0	0	573,934

Sweden	661,669	0	0	661,669

Switzerland	5,976,569	0	0	5,976,569

Taiwan	421,866	0	0	421,866

Thailand	257,359	0	0	257,359

United Kingdom	15,525,442	0	0	15,525,442

United States	2,131,705	0	0	2,131,705

Participation notes	0	720,073	0	720,073
Ireland

Preferred stocks

Brazil	762,027	0	0	762,027

Short-term investments

Investment companies	1,262,675	2,723,320	0	3,985,995

	87,592,024	16,136,367	0	103,728,391

Forward foreign currency contracts	0	66,127	0	66,127

Total assets	$87,592,024	$16,202,494	$0	$103,794,518
Liabilities

Forward foreign currency contracts	$0	$9,320	$0	$9,320

Total liabilities	$0	$9,320	$0	$9,320

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

28	Wells Fargo Diversified International Fund	Notes to financial statements (unaudited)

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.800

Next $1 billion	0.750

Next $2 billion	0.725

Next $1 billion	0.700

Next $5 billion	0.690

Over $10 billion	0.680

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the Fund as follows. Artisan Partners Limited Partnership and LSV Asset Management are not affiliates of Funds Management.

	Subadvisory fee
	starting at	declining to

Artisan Partners Limited Partnership	0.80%	0.50%

LSV Asset Management	0.35	0.30

WellsCap	0.45	0.40

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then

Notes to financial statements (unaudited)	Wells Fargo Diversified International Fund	29

from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.89% for Class R6 shares, 1.25% for Administrator Class shares, and 0.99% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds Distributor received $90 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $14,049,856 and $17,318,365, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2019, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $345,629 and $4,616,599 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Goldman Sachs	$24,454	$0	$0	$24,454

Morgan Stanley	41,673	(9,264)	0	32,409

30	Wells Fargo Diversified International Fund	Notes to financial statements (unaudited)

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

Morgan Stanley	$9,264	$(9,264)	$0	$0

State Street	56	0	0	56

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2019, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Diversified International Fund	31

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$311,004	$0.0374	94.41%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Diversified International Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Diversified International Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Diversified International Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402354 06-19 SA237/SAR237 04-19

Semi-Annual Report

April 30, 2019

Wells Fargo

Emerging Markets Equity Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Emerging Market Equity Income Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Alison Shimada

Elaine Tse

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (EQIAX)	5-31-2012	-10.91	1.66	3.98	-5.46	2.86	4.88		1.67	1.62

Class C (EQICX)	5-31-2012	-7.12	2.11	4.11	-6.12	2.11	4.11		2.42	2.37

Class R (EQIHX)[3]	9-30-2015	–	–	–	-5.66	2.63	4.63		1.92	1.87

Class R6 (EQIRX)[4]	9-30-2015	–	–	–	-4.96	3.32	5.34		1.24	1.17

Administrator Class (EQIDX)	5-31-2012	–	–	–	-5.23	3.11	5.11		1.59	1.45

Institutional Class (EQIIX)	5-31-2012	–	–	–	-5.03	3.28	5.31		1.34	1.22

MSCI EM Index (Net)[5]	–	–	–	–	-5.04	4.04	5.00	*	–	–
*	Return is based on the inception date of the oldest class of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	5

Ten largest holdings (%) as of April 30, 2019[6]

Samsung Electronics Company Limited	4.48

Taiwan Semiconductor Manufacturing Company Limited	4.41

Ping An Insurance Group Company H Shares	2.24

China Construction Bank H Shares	2.23

Industrial & Commercial Bank of China Limited H Shares	1.77

B3 SA Brasil Bolsa Balcao	1.39

Bangkok Bank PCL	1.38

PT Telekomunikasi Indonesia Persero Tbk	1.33

Sberbank of Russia ADR	1.29

China Resources Land Limited	1.28

Sector distribution as of April 30, 2019[7]

Country allocation as of April 30, 2019[7]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through February 29, 2020, to waive fees and/or reimburse expenses to cap the expenses of each class after fee waivers at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,099.90	$8.43	1.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$8.10	1.62%
Class C

Actual	$1,000.00	$1,096.40	$12.32	2.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.04	$11.83	2.37%
Class R

Actual	$1,000.00	$1,099.40	$9.73	1.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class R6

Actual	$1,000.00	$1,103.00	$6.10	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%
Administrator Class

Actual	$1,000.00	$1,101.80	$7.56	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class

Actual	$1,000.00	$1,102.60	$6.36	1.22%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11	1.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	7

Security name	Shares	Value

Common Stocks: 91.89%

Brazil: 5.28%

B3 SA Brasil Bolsa Balcao (Financials, Capital Markets)	976,600	$8,580,212

Banco BTG Pactual SA (Financials, Capital Markets)	510,900	5,391,610

Banco de Brasil SA (Financials, Banks)	340,300	4,311,572

Banco Santander Brasil SA (Financials, Banks)	385,600	4,426,272

BB Seguridade Participacoes SA (Financials, Insurance)	388,296	2,798,512

Petrobras Distribuidora SA (Consumer Discretionary, Specialty Retail)	416,000	2,514,396

Vale SA (Materials, Metals & Mining)	365,274	4,667,116

		32,689,690

Chile: 0.64%

Enel Americas SA ADR (Utilities, Electric Utilities)	452,422	3,954,168

China: 28.75%

Agricultural Bank of China Limited H Shares (Financials, Banks)	5,792,000	2,672,731

Bank of China Limited H Shares (Financials, Banks)	13,423,000	6,399,401

Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	5,802,000	3,601,843

China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	5,168,000	4,973,792

China Communications Services Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	5,138,000	4,139,323

China Construction Bank H Shares (Financials, Banks)	15,661,000	13,834,735

China Life Insurance Company H Shares (Financials, Insurance)	1,646,000	4,658,015

China Merchants Shekou Industrial Zone Holdings Company Limited Class A (Real Estate, Real Estate Management & Development)	1,360,873	4,444,129

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	728,000	6,936,824

China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	2,078,000	7,774,488

China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	4,829,600	3,712,330

China Resources Land Limited (Real Estate, Real Estate Management & Development)	1,816,000	7,905,415

China State Construction Engineering Corporation Limited Class A (Industrials, Construction & Engineering)	4,520,800	4,113,600

China State Construction International Holdings (Industrials, Construction & Engineering)	5,806,000	6,017,079

China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	5,510,000	2,851,647

China Vanke Company Limited Class A (Real Estate, Real Estate Management & Development)	996,564	4,272,172

CITIC Securities Company Limited H Shares (Financials, Capital Markets)	2,108,000	4,557,373

Geely Automobile Holdings Limited (Consumer Discretionary, Automobiles)	1,577,000	3,164,132

Guangzhou Automobile Group Company Limited H Shares (Consumer Discretionary, Automobiles)	5,154,000	5,538,474

Hengan International Group Company Limited (Consumer Staples, Personal Products)	514,500	4,535,192

Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	16,450,000	4,739,063

Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	14,617,000	10,974,675

Inner Mongolia Yili Industrial Group Company Limited Class A (Consumer Staples, Food Products)	1,384,588	6,371,308

Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	3,960,000	3,669,845

Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	850,460	6,615,025

PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	7,938,000	5,039,165

PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	4,405,000	4,946,978

Ping An Insurance Group Company H Shares (Financials, Insurance)	1,150,500	13,851,816

Qingdao Haier Company Limited Class A (Consumer Discretionary, Household Durables)	2,443,121	6,230,379

Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	681,600	3,744,769

Sany Heavy Industry Company Limited Class A (Industrials, Machinery)	1,596,782	2,903,542

Wanhua Chemical Group Company Limited Class A (Materials, Chemicals) †	427,300	2,868,837

		178,058,097

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

Colombia: 0.54%

Bancolombia SA ADR (Financials, Banks)	65,610	$3,327,739

Hong Kong: 2.46%

China Merchants Port Holdings Company Limited (Industrials, Transportation Infrastructure)	2,406,000	4,858,128

Chow Tai Fook Jewellery Company Limited (Consumer Discretionary, Specialty Retail)	3,132,200	3,349,882

Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	4,293,000	3,967,501

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,690,000	3,072,405

		15,247,916

India: 6.59%

Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	938,239	5,123,952

Bharti Infratel Limited (Communication Services, Diversified Telecommunication Services)	1,111,775	4,196,704

Embassy Office Parks REIT (Real Estate, Equity REITs) †	1,055,200	4,861,092

Gail India Limited (Utilities, Gas Utilities)	877,533	4,490,885

Hero Honda Motors Limited (Consumer Discretionary, Automobiles)	87,648	3,165,302

Infosys Limited (Information Technology, IT Services)	729,619	7,881,663

NTPC Limited (Utilities, Independent Power & Renewable Electricity Producers)	2,336,336	4,502,789

Tech Mahindra Limited (Information Technology, IT Services)	550,348	6,615,689

		40,838,076

Indonesia: 2.30%

PT Bank Rakyat Indonesia Tbk (Financials, Banks) †	19,517,500	5,985,367

PT Telekomunikasi Indonesia Persero Tbk (Communication Services, Diversified Telecommunication Services)	30,951,000	8,231,880

		14,217,247

Luxembourg: 0.56%

Ternium SA (Materials, Metals & Mining)	141,536	3,488,862

Malaysia: 1.99%

Bursa Malaysia Bhd (Financials, Capital Markets)	440,700	719,488

CIMB Group Holdings Bhd (Financials, Banks)	3,090,900	3,939,785

Public Bank Bhd (Financials, Banks)	678,200	3,690,773

Sime Darby Bhd (Industrials, Industrial Conglomerates)	7,122,800	3,996,831

		12,346,877

Mexico: 2.29%

Grupo Aeroportuario del Pacifico SAB de CV Class B (Industrials, Transportation Infrastructure)	509,094	5,158,680

Grupo Financiero Banorte SAB de CV (Financials, Banks)	483,434	3,063,132

Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	2,037,228	5,985,605

		14,207,417

Peru: 0.48%

Credicorp Limited (Financials, Banks)	12,495	2,960,065

Poland: 1.16%

Bank Pekao SA (Financials, Banks)	149,207	4,439,371

Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	251,507	2,764,211

		7,203,582

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	9

Security name	Shares	Value

Qatar: 0.52%

Qatar National Bank (Financials, Banks)	60,073	$3,233,869

Russia: 2.76%

LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	74,617	6,326,029

Moscow Exchange (Financials, Capital Markets)	1,966,702	2,767,413

Sberbank of Russia ADR (Financials, Banks)	559,631	7,999,925

		17,093,367

South Africa: 6.06%

Absa Group Limited (Financials, Banks)	578,931	6,647,690

Growthpoint Properties Limited (Real Estate, Equity REITs)	2,367,959	4,118,477

Mr Price Group Limited (Consumer Discretionary, Specialty Retail)	352,195	5,333,520

MTN Group Limited (Communication Services, Wireless Telecommunication Services)	640,783	4,630,391

Sanlam Limited (Financials, Insurance)	954,187	5,102,783

Standard Bank Group Limited (Financials, Banks)	359,438	5,000,221

The Bidvest Group Limited (Industrials, Industrial Conglomerates)	441,409	6,699,049

		37,532,131

South Korea: 12.62%

Coway Company Limited (Consumer Discretionary, Household Durables)	37,198	2,795,860

Hana Financial Group Incorporated (Financials, Banks)	96,108	3,027,671

Hyundai Motor Company (Consumer Discretionary, Automobiles)	28,328	3,358,668

Hyundai Robotics Company Limited (Industrials, Machinery)	10,262	3,004,412

KB Financial Group Incorporated (Financials, Banks)	130,885	5,176,464

Korea Zinc Company Limited (Materials, Metals & Mining)	10,882	4,215,302

NH Investment & Securities Company Limited (Financials, Capital Markets)	293,666	3,456,669

POSCO (Materials, Metals & Mining)	12,868	2,809,006

S-Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	36,407	2,873,540

Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	706,245	27,720,184

Samsung Fire & Marine Insurance (Financials, Insurance)	14,342	3,732,370

SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	113,561	7,679,937

SK Innovation Company Limited (Energy, Oil, Gas & Consumable Fuels)	35,676	5,573,659

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	12,954	2,744,609

		78,168,351

Taiwan: 11.94%

Advantech Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	373,000	3,017,702

Asustek Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	402,000	3,070,192

Cathay Financial Holding Company (Financials, Insurance)	2,648,000	3,830,478

Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,256,603	3,094,641

CTBC Financial Holding Company Limited (Financials, Banks)	5,490,130	3,757,686

Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	1,073,000	5,642,617

Ennoconn Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	349,000	3,072,004

Giant Manufacturing Company Limited (Consumer Discretionary, Leisure Products)	452,000	3,444,743

Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,632,704	4,591,501

Makalot Industrial Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	491,000	3,384,454

Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	612,000	5,852,432

Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,259,000	27,315,653

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name		Shares	Value

Taiwan (continued)

Uni-President Enterprises Corporation (Consumer Staples, Food Products)		1,627,000	$3,864,658

			73,938,761

Thailand: 2.09%

Bangkok Bank PCL (Financials, Banks)		1,307,800	8,561,635

Kasikornbank PCL (Financials, Banks)		732,000	4,367,925

			12,929,560

Turkey: 0.39%

Turkcell Iletisim Hizmetleri AS (Communication Services, Wireless Telecommunication Services)		1,165,894	2,442,420

United Arab Emirates: 0.49%

First Abu Dhabi Bank PJSC (Financials, Banks)		693,732	3,021,851

United Kingdom: 1.98%

Anglo American plc (Materials, Metals & Mining)		224,490	5,800,252

Mondi plc (Materials, Paper & Forest Products)		162,815	3,567,883

Polymetal International plc (Materials, Metals & Mining)		274,666	2,888,955

			12,257,090

Total Common Stocks (Cost $527,806,833)			569,157,136

	Dividend yield
Preferred Stocks: 4.94%

Brazil: 4.00%

Banco Bradesco SA (Financials, Banks)	1.70%	786,199	7,133,957

Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	3.77	1,193,300	4,485,793

Itaúsa Investimentos Itaú SA (Financials, Banks)	6.88	2,306,319	7,005,243

Petroleo Brasil SP ADR (Energy, Oil, Gas & Consumable Fuels)	0.58	443,944	6,126,427

			24,751,420

Chile: 0.46%

Sociedad Quimica y Minera de Chile SA Class B (Materials, Chemicals)	2.32	79,604	2,838,265

South Korea: 0.48%

Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	3.26	94,180	2,999,183

Total Preferred Stocks (Cost $21,765,488)			30,588,868

	Yield
Short-Term Investments: 3.34%

Investment Companies: 3.34%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36	20,712,137	20,712,137

Total Short-Term Investments (Cost $20,712,137)			20,712,137

Total investments in securities (Cost $570,284,458)	100.17%	620,458,141

Other assets and liabilities, net	(0.17)	(1,051,571)

Total net assets	100.00%	$619,406,570

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	11

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	9,497,532	168,850,216	157,635,611	20,712,137	$0	$0	$143,607	$20,712,137	3.34%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Income Fund	Statement of assets and liabilities—April 30, 2019 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $549,572,321)	$599,746,004
Investments in affiliated securities, at value (cost $20,712,137)	20,712,137
Foreign currency, at value (cost $1,983,212)	1,982,573
Receivable for investments sold	3,618,884
Receivable for Fund shares sold	1,414,410
Receivable for dividends	1,091,833
Prepaid expenses and other assets	44,935

Total assets	628,610,776

Liabilities
Payable for investments purchased	7,262,030
Contingent tax liability	504,789
Management fee payable	467,098
Custodian and accounting fees payable	450,071
Payable for Fund shares redeemed	401,458
Administration fees payable	61,151
Distribution fees payable	8,487
Trustees’ fees and expenses payable	5,412
Accrued expenses and other liabilities	43,710

Total liabilities	9,204,206

Total net assets	$619,406,570

NET ASSETS CONSIST OF
Paid-in capital	$582,841,699
Total distributable earnings	36,564,871

Total net assets	$619,406,570

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$21,798,130
Shares outstanding – Class A¹	1,926,933
Net asset value per share – Class A	$11.31
Maximum offering price per share – Class A²	$12.00
Net assets – Class C	$13,465,597
Shares outstanding – Class C¹	1,196,743
Net asset value per share – Class C	$11.25
Net assets – Class R	$111,561
Shares outstanding – Class R¹	9,850
Net asset value per share – Class R	$11.33
Net assets – Class R6	$85,475,984
Shares outstanding – Class R6¹	7,543,833
Net asset value per share – Class R6	$11.33
Net assets – Administrator Class	$4,791,918
Shares outstanding – Administrator Class¹	420,109
Net asset value per share – Administrator Class	$11.41
Net assets – Institutional Class	$493,763,380
Shares outstanding – Institutional Class¹	43,536,258
Net asset value per share – Institutional Class	$11.34

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	13

Investment income
Dividends (net of foreign withholding taxes of $704,206)	$6,588,314
Income from affiliated securities	143,607

Total investment income	6,731,921

Expenses
Management fee	2,974,924
Administration fees
Class A	21,847
Class C	14,257
Class R	107
Class R6	9,560
Administrator Class	3,111
Institutional Class	301,371
Shareholder servicing fees
Class A	26,008
Class C	16,972
Class R	127
Administrator Class	5,712
Distribution fees
Class C	50,916
Class R	127
Custody and accounting fees	362,498
Professional fees	24,437
Registration fees	51,001
Shareholder report expenses	48,308
Trustees’ fees and expenses	10,910
Other fees and expenses	22,305

Total expenses	3,944,498
Less: Fee waivers and/or expense reimbursements	(378,334)

Net expenses	3,566,164

Net investment income	3,165,757

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(4,484,466)
Forward foreign currency contracts	(12,948)

Net realized losses on investments	(4,497,414)
Net change in unrealized gains (losses) on investments	56,804,529

Net realized and unrealized gains (losses) on investments	52,307,115

Net increase in net assets resulting from operations	$55,472,872

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Income Fund	Statement of changes in net assets

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$3,165,757		$16,423,762
Net realized gains (losses) on investments		(4,497,414)		14,541,219
Net change in unrealized gains (losses) on investments		56,804,529		(86,709,764)

Net increase (decrease) in net assets resulting from operations		55,472,872		(55,744,783)

Distributions to shareholders from net investment income and net realized gains
Class A		(96,092)		(525,457)
Class C		(11,889)		(266,035)
Class R		(352)		(1,773)
Class R6		(428,460)		(1,110,103)
Administrator Class		(24,828)		(176,274)
Institutional Class		(2,950,179)		(13,821,796)

Total distributions to shareholders		(3,511,800)		(15,901,438)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	496,019	5,348,344	1,055,482	12,458,892
Class C	121,324	1,297,989	290,851	3,426,780
Class R	1,281	14,024	6,119	72,995
Class R6	4,426,692	46,878,444	544,426	5,989,376
Administrator Class	27,303	298,320	365,539	4,353,033
Institutional Class	7,453,362	81,968,742	15,709,830	185,993,163

		135,805,863		212,294,239

Reinvestment of distributions
Class A	8,388	91,520	45,302	509,928
Class C	938	10,495	20,786	230,960
Class R	23	250	100	1,107
Class R6	31,276	347,398	71,439	811,863
Administrator Class	2,160	23,815	14,654	170,162
Institutional Class	250,886	2,747,264	1,130,762	12,805,195

		3,220,742		14,529,215

Payment for shares redeemed
Class A	(483,341)	(5,230,543)	(1,144,886)	(13,380,105)
Class C	(278,130)	(2,994,632)	(412,291)	(4,734,240)
Class R	(375)	(4,093)	(36)	(414)
Class R6	(452,660)	(4,985,919)	(2,016,811)	(23,813,908)
Administrator Class	(66,364)	(722,382)	(1,108,398)	(13,334,749)
Institutional Class	(7,888,665)	(85,321,517)	(17,094,623)	(198,267,648)

		(99,259,086)		(253,531,064)

Net increase (decrease) in net assets resulting from capital share transactions		39,767,519		(26,707,610)

Total increase (decrease) in net assets		91,728,591		(98,353,831)

Net assets
Beginning of period		527,677,979		626,031,810

End of period		$619,406,570		$527,677,979

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.33	$11.68	$10.27	$9.97	$11.33	$11.79
Net investment income	0.04	0.27	0.18 [1]	0.23 [1]	0.20	0.33
Net realized and unrealized gains (losses) on investments	0.99	(1.36)	1.43	0.29	(1.36)	(0.11)

Total from investment operations	1.03	(1.09)	1.61	0.52	(1.16)	0.22
Distributions to shareholders from
Net investment income	(0.05)	(0.26)	(0.20)	(0.22)	(0.20)	(0.31)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.05)	(0.26)	(0.20)	(0.22)	(0.20)	(0.68)
Net asset value, end of period	$11.31	$10.33	$11.68	$10.27	$9.97	$11.33
Total return[2]	9.99%	(9.47)%	15.79%	5.29%	(10.34)%	2.05%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.67%	1.68%	1.79%	1.89%	2.09%
Net expenses	1.62%	1.62%	1.63%	1.65%	1.65%	1.65%
Net investment income	0.75%	2.30%	1.72%	2.34%	2.22%	3.12%
Supplemental data
Portfolio turnover rate	42%	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$21,798	$19,684	$22,774	$26,459	$22,866	$14,010

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.27	$11.63	$10.23	$9.94	$11.32	$11.79
Net investment income (loss)	(0.00)[1,2]	0.18	0.13	0.16 [1]	0.14	0.23
Net realized and unrealized gains (losses) on investments	0.99	(1.35)	1.39	0.28	(1.38)	(0.08)

Total from investment operations	0.99	(1.17)	1.52	0.44	(1.24)	0.15
Distributions to shareholders from
Net investment income	(0.01)	(0.19)	(0.12)	(0.15)	(0.14)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.01)	(0.19)	(0.12)	(0.15)	(0.14)	(0.62)
Net asset value, end of period	$11.25	$10.27	$11.63	$10.23	$9.94	$11.32
Total return[3]	9.64%	(10.20)%	14.91%	4.53%	(10.95)%	1.27%
Ratios to average net assets (annualized)
Gross expenses	2.44%	2.42%	2.42%	2.54%	2.64%	2.83%
Net expenses	2.37%	2.37%	2.38%	2.40%	2.40%	2.40%
Net investment income (loss)	(0.03)%	1.53%	1.18%	1.62%	1.45%	2.17%
Supplemental data
Portfolio turnover rate	42%	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$13,466	$13,896	$16,898	$13,327	$10,190	$6,390

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS R		2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.34	$11.71	$10.30	$9.99	$9.44
Net investment income (loss)	0.03	0.24	0.18	0.20 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	1.00	(1.37)	1.40	0.30	0.56

Total from investment operations	1.03	(1.13)	1.58	0.50	0.55
Distributions to shareholders from
Net investment income	(0.04)	(0.24)	(0.17)	(0.19)	(0.00)[3]
Net asset value, end of period	$11.33	$10.34	$11.71	$10.30	$9.99
Total return[4]	9.94%	(9.70)%	15.39%	5.13%	5.87%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.94%	1.91%	2.04%	2.10%
Net expenses	1.87%	1.87%	1.87%	1.90%	1.90%
Net investment income (loss)	0.52%	2.64%	1.69%	2.08%	(0.90)%
Supplemental data
Portfolio turnover rate	42%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$112	$92	$32	$28	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS R6		2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.34	$11.69	$10.29	$9.97	$9.42
Net investment income (loss)	0.07	0.32	0.33 [2]	0.30 [2]	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	0.99	(1.35)	1.32	0.27	0.56

Total from investment operations	1.06	(1.03)	1.65	0.57	0.56
Distributions to shareholders from
Net investment income	(0.07)	(0.32)	(0.25)	(0.25)	(0.01)
Net asset value, end of period	$11.33	$10.34	$11.69	$10.29	$9.97
Total return[4]	10.30%	(9.05)%	16.25%	5.90%	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.24%	1.20%	1.36%	1.40%
Net expenses	1.17%	1.17%	1.17%	1.20%	1.20%
Net investment income (loss)	1.30%	2.58%	2.96%	3.03%	(0.19)%
Supplemental data
Portfolio turnover rate	42%	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$85,476	$36,597	$57,765	$2,592	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.41	$11.76	$10.32	$10.00	$11.35	$11.80
Net investment income	0.05 [1]	0.22 [1]	0.18 [1]	0.25 [1]	0.23	0.33 [1]
Net realized and unrealized gains (losses) on investments	1.01	(1.29)	1.46	0.29	(1.37)	(0.08)

Total from investment operations	1.06	(1.07)	1.64	0.54	(1.14)	0.25
Distributions to shareholders from
Net investment income	(0.06)	(0.28)	(0.20)	(0.22)	(0.21)	(0.33)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.06)	(0.28)	(0.20)	(0.22)	(0.21)	(0.70)
Net asset value, end of period	$11.41	$10.41	$11.76	$10.32	$10.00	$11.35
Total return[2]	10.18%	(9.29)%	15.99%	5.56%	(10.12)%	2.30%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.57%	1.58%	1.71%	1.76%	1.91%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	0.90%	1.86%	1.73%	2.54%	2.38%	2.89%
Supplemental data
Portfolio turnover rate	42%	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$4,792	$4,758	$13,940	$50,970	$43,928	$52,896

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.35	$11.70	$10.30	$9.98	$11.34	$11.79
Net investment income	0.06	0.32	0.25	0.27 [1]	0.25 [1]	0.35
Net realized and unrealized gains (losses) on investments	1.00	(1.36)	1.39	0.30	(1.36)	(0.07)

Total from investment operations	1.06	(1.04)	1.64	0.57	(1.11)	0.28
Distributions to shareholders from
Net investment income	(0.07)	(0.31)	(0.24)	(0.25)	(0.25)	(0.36)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.07)	(0.31)	(0.24)	(0.25)	(0.25)	(0.73)
Net asset value, end of period	$11.34	$10.35	$11.70	$10.30	$9.98	$11.34
Total return[2]	10.26%	(9.11)%	16.11%	5.84%	(9.95)%	2.52%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.34%	1.33%	1.45%	1.51%	1.62%
Net expenses	1.22%	1.22%	1.23%	1.25%	1.25%	1.25%
Net investment income	1.14%	2.73%	2.32%	2.75%	2.41%	3.69%
Supplemental data
Portfolio turnover rate	42%	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$493,763	$452,650	$514,624	$426,801	$132,918	$35,114

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities

22	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements (unaudited)

other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	23

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $570,424,310 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$68,750,881

Gross unrealized losses	(18,717,050)

Net unrealized gains	$50,033,831

As of October 31, 2018, the Fund had capital loss carryforwards which consisted of $5,125,846 in short-term capital losses and $2,449,878 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Brazil	$32,689,690	$0	$0	32,689,690

Chile	3,954,168	0	0	3,954,168

China	178,058,097	0	0	178,058,097

Colombia	3,327,739	0	0	3,327,739

Hong Kong	15,247,916	0	0	15,247,916

India	40,838,076	0	0	40,838,076

Indonesia	14,217,247	0	0	14,217,247

Luxembourg	3,488,862	0	0	3,488,862

Malaysia	12,346,877	0	0	12,346,877

Mexico	14,207,417	0	0	14,207,417

Peru	2,960,065	0	0	2,960,065

Poland	7,203,582	0	0	7,203,582

Qatar	3,233,869	0	0	3,233,869

Russia	17,093,367	0	0	17,093,367

South Africa	37,532,131	0	0	37,532,131

South Korea	78,168,351	0	0	78,168,351

Taiwan	73,938,761	0	0	73,938,761

Thailand	12,929,560	0	0	12,929,560

Turkey	2,442,420	0	0	2,442,420

United Arab Emirates	3,021,851	0	0	3,021,851

United Kingdom	12,257,090	0	0	12,257,090

Preferred stocks

Brazil	24,751,420	0	0	24,751,420

Chile	2,838,265	0	0	2,838,265

South Korea	2,999,183	0	0	2,999,183

Short-term investments

Investment companies	20,712,137	0	0	20,712,137

Total assets	$620,458,141	$0	$0	$620,458,141

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level

Notes to financial statements (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	25

administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	1.050%

Next $1 billion	1.025

Next $2 billion	1.000

Next $1 billion	0.975

Next $3 billion	0.965

Next $2 billion	0.955

Over $10 billion	0.945

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.62% for Class A shares, 2.37% for Class C shares, 1.87% for Class R shares, 1.17% for Class R6 shares, 1.45% for Administrator Class shares, and 1.22% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds

26	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements (unaudited)

Distributor received $6,115 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $266,908,431 and $230,823,238, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2019, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $102,313 in forward foreign currency contracts to buy during the six months ended April 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2019, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. A fund that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	27

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$2,195,930	$0.0431	99.83%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402356 06-19 SA262/SAR262 04-19

Semi-Annual Report

April 30, 2019

Wells Fargo Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Emerging Markets Equity Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA®‡

Richard Peck, CFA®‡

Yi (Jerry) Zhang, Ph.D., CFA®‡

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EMGAX)[3]	9-6-1994	-8.01	2.73	6.83	-2.40	3.95	7.47	1.60	1.59

Class C (EMGCX)[3]	9-6-1994	-4.09	3.17	6.66	-3.09	3.17	6.66	2.35	2.34

Class R6 (EMGDX)[4]	6-28-2013	–	–	–	-1.98	4.40	7.93	1.17	1.16

Administrator Class (EMGYX)[3]	9-6-1994	–	–	–	-2.28	4.07	7.63	1.52	1.47

Institutional Class (EMGNX)[5]	7-30-2010	–	–	–	-1.95	4.36	7.90	1.27	1.20

MSCI EM Index (Net)[6]	–	–	–	–	-5.04	4.04	7.50	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	5

Ten largest holdings (%) as of April 30, 2019[7]

Samsung Electronics Company Limited	4.52

Tencent Holdings Limited	3.38

China Mobile Limited	2.98

Taiwan Semiconductor Manufacturing Company Limited ADR	2.94

WH Group Limited	2.43

Alibaba Group Holding Limited ADR	2.43

Reliance Industries Limited GDR	2.39

AIA Group Limited	2.33

China Life Insurance Company H Shares	2.07

New Oriental Education & Technology Group Incorporated ADR	1.88

Sector distribution as of April 30, 2019[8]

Country allocation as of April 30, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through February 29, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.58% for Class A, 2.33% for Class C, 1.15% for Class R6, 1.46% for Administrator Class, and 1.19% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would have been higher. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[6]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,172.48	$8.51	1.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Class C

Actual	$1,000.00	$1,168.83	$12.53	2.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.24	$11.63	2.33%
Class R6

Actual	$1,000.00	$1,175.33	$6.20	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Administrator Class

Actual	$1,000.00	$1,173.29	$7.87	1.46%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30	1.46%
Institutional Class

Actual	$1,000.00	$1,175.30	$6.42	1.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96	1.19%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Fund	7

Security name	Shares	Value

Common Stocks: 95.34%

Argentina: 0.47%

MercadoLibre Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †	38,716	$18,743,964

Brazil: 7.84%

Ambev SA ADR (Consumer Staples, Beverages)	4,477,000	21,086,670

Atacadao Distribuicao Comercio e Industria Limitada (Consumer Staples, Food & Staples Retailing)	5,570,000	30,115,019

B2W Companhia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	3,510,733	34,246,905

B3 SA Brasil Bolsa Balcao (Financials, Capital Markets)	6,068,005	53,312,278

Banco Bradesco SA ADR (Financials, Banks)	3,925,494	35,564,976

BK Brasil Operacao e Assessoria a Restaurantes SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,425,794	14,037,200

BRF Brazil Foods SA ADR (Consumer Staples, Food Products) †«	5,318,092	41,640,660

Hapvida Participacoes e Investimentos SA (Health Care, Health Care Providers & Services) 144A	1,243,107	9,593,333

IRB-Brasil Resseguros SA (Financials, Insurance)	606,669	14,528,122

Lojas Renner SA (Consumer Discretionary, Multiline Retail)	2,859,250	34,184,703

Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	2,051,906	12,538,234

Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	791,600	13,958,130

		314,806,230

Chile: 1.43%

Banco Santander Chile SA ADR (Financials, Banks)	1,068,392	29,914,976

SACI Falabella (Consumer Discretionary, Multiline Retail)	3,737,228	27,588,611

		57,503,587

China: 33.57%

51job Incorporated ADR (Industrials, Professional Services) †	544,441	50,273,682

Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	526,037	97,616,686

Baidu Incorporated ADR (Communication Services, Interactive Media & Services) †	131,540	21,865,894

Best Incorporated ADR (Industrials, Air Freight & Logistics) †«	4,139,527	24,547,395

Bilibili Incorporated ADR (Communication Services, Entertainment) †«	1,757,845	31,289,641

China Distance Education ADR (Consumer Discretionary, Diversified Consumer Services) †	973,710	6,309,641

China Life Insurance Company H Shares (Financials, Insurance)	29,418,290	83,250,821

China Literature Limited (Communication Services, Media) †«	1,435,168	6,512,847

China MeiDong Auto Holdings Limited (Consumer Discretionary, Specialty Retail)	17,644,000	10,211,065

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	12,550,165	119,585,564

China Rapid Finance Limited ADR (Financials, Consumer Finance) †«	1,326,299	1,007,987

CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	26,974,000	48,757,307

Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	1,313,632	57,865,490

Greentree Hospitality Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,224,841	19,009,532

Hengan International Group Company Limited (Consumer Staples, Personal Products)	4,377,000	38,582,188

Hua Medicine Limited (Health Care, Pharmaceuticals) †	8,798,236	7,906,838

Huami Corporation ADR (Information Technology, Electronic Equipment, Instruments & Components) †«	2,074,991	20,874,409

iQIYI Incorporated ADR (Communication Services, Entertainment) †«	985,239	21,783,634

Jianpu Technology Incorporated ADR (Financials, Consumer Finance) †	3,093,390	14,941,074

Koolearn Technology Holding Limited (Consumer Discretionary, Diversified Consumer Services) †	7,287,115	10,236,591

Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	30,984,207	56,321,996

Meituan Dianping (Consumer Discretionary, Internet & Direct Marketing Retail) †«	4,417,900	32,100,283

New Oriental Education & Technology Group Incorporated ADR (Consumer Discretionary, Diversified Consumer Services) †	792,213	75,624,653

Pinduoduo Incorporated ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †«	203,141	4,515,824

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

China (continued)

PPDAI Group Incorporated ADR (Financials, Consumer Finance)	4,082,185	$21,309,006

Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	18,024,000	17,691,311

Shanghai Junshi Bioscience H Shares (Health Care, Biotechnology) 144A†	1,544,569	6,300,506

SINA Corporation (Communication Services, Interactive Media & Services) †	895,807	56,382,093

Tencent Holdings Limited (Communication Services, Interactive Media & Services)	2,743,800	135,707,016

Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	7,600,000	48,439,731

Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	6,194,738	53,336,694

Want Want China Holdings Limited (Consumer Staples, Food Products)	50,604,000	40,122,996

Weibo Corporation ADR (Communication Services, Interactive Media & Services) †«	825,140	56,522,090

Wise Talent Information Technology Company Limited (Communication Services, Interactive Media & Services) †«	1,648,460	4,318,256

Xiaomi Corporation Class B (Information Technology, Technology Hardware, Storage & Peripherals) †«	20,989,400	32,160,487

Zhou Hei Ya International Holding Company Limited (Consumer Staples, Food Products) «	25,803,626	13,617,557

		1,346,898,785

Colombia: 0.56%

Bancolombia SA ADR (Financials, Banks)	442,400	22,438,528

Germany: 0.19%

Jumia Technologies AG ADR (Consumer Discretionary, Multiline Retail) †«	180,954	7,775,593

Hong Kong: 5.56%

AIA Group Limited (Financials, Insurance)	9,156,400	93,317,125

Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,214,250	9,906,023

Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	25,390,500	22,170,728

WH Group Limited (Consumer Staples, Food Products)	82,355,500	97,632,336

		223,026,212

India: 8.70%

AU Small Finance Bank Limited (Financials, Banks) 144A	451,041	4,180,416

Bajaj Finance Limited (Financials, Consumer Finance)	420,281	18,707,388

Bandhan Bank Limited (Financials, Banks) 144A	1,416,131	12,204,946

Bharti Airtel Limited (Communication Services, Wireless Telecommunication Services)	2,618,728	12,059,430

Bharti Infratel Limited (Communication Services, Diversified Telecommunication Services)	2,873,851	10,848,151

Fortis Healthcare Limited (Health Care, Health Care Providers & Services) †	5,634,970	11,224,774

HDFC Bank Limited ADR (Financials, Banks)	126,826	14,540,601

Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	1,115,700	32,002,261

Indusind Bank Limited (Financials, Banks)	817,217	18,875,461

ITC Limited (Consumer Staples, Tobacco)	9,678,960	41,935,260

Kotak Mahindra Bank Limited (Financials, Banks)	1,057,262	21,076,457

Laurus Labs Limited (Health Care, Pharmaceuticals) 144A	305,595	1,679,693

Max Financial Services Limited (Financials, Insurance) †	925,389	5,556,691

Oberoi Realty Limited (Real Estate, Real Estate Management & Development)	1,064,750	7,765,903

Odisha Cement Limited (Materials, Construction Materials)	624,658	10,313,262

Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels)	2,393,174	95,846,619

SBI Life Insurance Company Limited (Financials, Insurance) 144A	914,273	8,410,727

SH Kelkar & Company Limited (Materials, Chemicals)	1,314,144	2,828,422

Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	18,983,948

		349,040,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Fund	9

Security name	Shares	Value

Indonesia: 1.93%

PT Astra International Tbk (Consumer Discretionary, Automobiles)	19,151,000	$10,247,465

PT Bank Central Asia Tbk (Financials, Banks)	11,349,500	22,898,114

PT Blue Bird Tbk (Industrials, Road & Rail)	13,605,309	3,141,156

PT Link Net Tbk (Communication Services, Diversified Telecommunication Services)	38,278,161	11,684,912

PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	10,474,600	2,991,693

PT Telekomunikasi Indonesia Persero Tbk ADR (Communication Services, Diversified Telecommunication Services) «	997,754	26,689,920

		77,653,260

Luxembourg: 0.06%

Biotoscana Investments SA (Health Care, Biotechnology) †	1,156,551	2,271,159

Malaysia: 0.65%

Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,780,900	14,951,635

Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,496,300	11,149,651

		26,101,286

Mexico: 5.93%

America Movil SAB de CV ADR (Communication Services, Wireless Telecommunication Services)	1,537,320	22,706,216

Banco Santander Mexico ADR (Financials, Banks) «	2,175,333	18,338,057

Becle SAB de CV ADR (Consumer Staples, Beverages)	12,913,925	19,931,766

Cemex SAB de CV ADR (Materials, Construction Materials) †	3,021,848	13,900,501

Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	37,447,864	55,506,850

Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	722,120	70,471,691

Grupo Financiero Banorte SAB de CV (Financials, Banks)	3,073,188	19,472,318

Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	5,967,100	17,532,010

		237,859,409

Peru: 0.43%

Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,054,495	17,093,364

Philippines: 0.88%

Ayala Corporation (Financials, Diversified Financial Services)	727,624	12,622,156

San Miguel Food and Beverage Incorporated (Consumer Staples, Food Products)	3,495,810	7,781,510

SM Investments Corporation (Industrials, Industrial Conglomerates)	812,873	14,818,505

		35,222,171

Russia: 2.81%

LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	425,249	36,052,610

Magnit PJSC (Consumer Staples, Food & Staples Retailing) (a)	150,816	8,662,043

Sberbank of Russia ADR (Financials, Banks)	1,461,195	20,887,783

Yandex NV Class A (Communication Services, Interactive Media & Services) †	1,265,106	47,352,918

		112,955,354

Singapore: 0.29%

Sea Limited ADR (Communication Services, Entertainment) †	468,967	11,672,589

South Africa: 2.84%

AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	958,071	11,305,238

MTN Group Limited (Communication Services, Wireless Telecommunication Services)	3,062,643	22,131,102

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

South Africa (continued)

Oceana Group Limited (Consumer Staples, Food Products)	363,549	$1,778,988

Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	2,598,100	31,300,703

Standard Bank Group Limited (Financials, Banks)	1,660,190	23,095,268

Tiger Brands Limited (Consumer Staples, Food Products)	1,405,333	24,407,898

		114,019,197

South Korea: 9.59%

KT Corporation ADR (Communication Services, Diversified Telecommunication Services)	3,874,813	46,614,000

KT&G Corporation (Consumer Staples, Tobacco)	234,091	20,440,253

Naver Corporation (Communication Services, Interactive Media & Services)	509,000	52,069,940

Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	4,621,800	181,406,095

Samsung Life Insurance Company Limited (Financials, Insurance)	627,337	45,594,240

SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	573,500	38,784,831

		384,909,359

Taiwan: 8.37%

104 Corporation (Industrials, Professional Services)	1,655,000	9,131,662

Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	4,479,881	42,840,194

President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	2,400,000	22,368,208

Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	8,285,224	69,443,481

Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	2,693,852	118,044,595

Uni-President Enterprises Corporation (Consumer Staples, Food Products)	31,212,368	74,139,601

		335,967,741

Thailand: 2.48%

PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)	2,533,139	10,592,766

PTT PCL (Energy, Oil, Gas & Consumable Fuels)	14,459,000	22,079,131

Siam Commercial Bank PCL (Financials, Banks)	7,805,100	31,660,468

Thai Beverage PCL (Consumer Staples, Beverages)	56,927,000	35,158,209

		99,490,574

Turkey: 0.08%

Avivasa Emeklilik Ve Hayat AS (Financials, Insurance)	1,901,979	3,021,797

United Arab Emirates: 0.04%

Emaar Malls Group (Real Estate, Real Estate Management & Development)	3,773,147	1,787,369

United Kingdom: 0.64%

Standard Chartered plc (Financials, Banks)	2,805,244	25,606,273

Total Common Stocks (Cost $2,936,404,654)		3,825,864,211

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Convertible Debentures: 0.00%

Brazil: 0.00%

Lupatech SA (Energy, Energy Equipment & Services) †(a)	6.50%	4-15-2018	$303,000	$0

Total Convertible Debentures (Cost $160,691)				0

	Dividend yield		Shares
Preferred Stocks: 1.12%

Brazil: 1.12%

Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.40		11,220,093	44,982,240

Total Preferred Stocks (Cost $44,981,776)				44,982,240

		Expiration date
Rights: 0.03%

India: 0.03%

Bharti Airtel Limited (Communication Services, Wireless Telecommunication Services) †(a)		5-17-2019	742,624	1,070,901

Total Rights (Cost $0)				1,070,901

	Yield
Short-Term Investments: 8.47%

Investment Companies: 8.47%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55		193,558,855	193,578,211

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36		146,147,502	146,147,502

Total Short-Term Investments (Cost $339,725,713)				339,725,713

Total investments in securities (Cost $3,321,272,834)	104.96%	4,211,643,065

Other assets and liabilities, net	(4.96)	(198,887,410)

Total net assets	100.00%	$4,012,755,655

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	175,500,204	515,041,975	496,983,324	193,558,855	$0	$0	$2,312,822	$193,578,211
Wells Fargo Government Money Market Fund Select Class	163,110,726	222,119,595	239,082,819	146,147,502	0	0	1,898,120	146,147,502

					$0	$0	$4,210,942	$339,725,713	8.47%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019 (unaudited)	Wells Fargo Emerging Markets Equity Fund	13

Assets
Investments in unaffiliated securities (including $187,309,429 of securities loaned), at value (cost $2,981,547,121)	$3,871,917,352
Investments in affiliated securities, at value (cost $339,725,713)	339,725,713
Foreign currency, at value (cost $7,454,361)	6,389,518
Cash	1,396,852
Receivable for investments sold	5,369,307
Receivable for Fund shares sold	4,267,595
Receivable for dividends	3,786,615
Receivable for securities lending income	225,327
Prepaid expenses and other assets	84,672

Total assets	4,233,162,951

Liabilities
Payable upon receipt of securities loaned	193,569,137
Payable for Fund shares redeemed	17,906,488
Management fee payable	3,218,315
Contingent tax liability	1,698,623
Payable for investments purchased	724,159
Administration fees payable	412,332
Distribution fee payable	26,133
Trustees’ fees and expenses payable	5,298
Accrued expenses and other liabilities	2,846,811

Total liabilities	220,407,296

Total net assets	$4,012,755,655

NET ASSETS CONSIST OF
Paid-in capital	$3,337,768,569
Total distributable earnings	674,987,086

Total net assets	$4,012,755,655

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$232,116,705
Shares outstanding – Class A1	9,388,048
Net asset value per share – Class A	$24.72
Maximum offering price per share – Class A2	$26.23
Net assets – Class C	$42,246,781
Shares outstanding – Class C1	2,041,062
Net asset value per share – Class C	$20.70
Net assets – Class R6	$411,096,809
Shares outstanding – Class R6[1]	15,967,867
Net asset value per share – Class R6	$25.75
Net assets – Administrator Class	$116,839,247
Shares outstanding – Administrator Class[1]	4,512,057
Net asset value per share – Administrator Class	$25.89
Net assets – Institutional Class	$3,210,456,113
Shares outstanding – Institutional Class[1]	124,699,094
Net asset value per share – Institutional Class	$25.75

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Fund	Statement of operations—six months ended April 30, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $3,179,766)	$21,222,669
Securities lending income from affiliates, net	2,783,805
Income from affiliated securities	1,898,120

Total investment income	25,904,594

Expenses
Management fee	19,062,445
Administration fees
Class A	224,695
Class C	48,222
Class R6	55,294
Administrator Class	70,703
Institutional Class	1,950,546
Shareholder servicing fees
Class A	267,495
Class C	57,407
Administrator Class	135,620
Distribution fee
Class C	172,221
Custody and accounting fees	1,335,516
Professional fees	32,121
Registration fees	69,700
Shareholder report expenses	347,270
Trustees’ fees and expenses	10,909
Other fees and expenses	56,869

Total expenses	23,897,033
Less: Fee waivers and/or expense reimbursements	(916,758)

Net expenses	22,980,275

Net investment income	2,924,319

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	34,666,818
Forward foreign currency contracts	56,377

Net realized gains on investments	34,723,195
Net change in unrealized gains (losses) on investments	574,246,850

Net realized and unrealized gains (losses) on investments	608,970,045

Net increase in net assets resulting from operations	$611,894,364

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Emerging Markets Equity Fund	15

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$2,924,319		$28,424,101
Net realized gains on investments		34,723,195		133,904,115
Net change in unrealized gains (losses) on investments		574,246,850		(726,816,743)

Net increase (decrease) in net assets resulting from operations		611,894,364		(564,488,527)

Distributions to shareholders from net investment income and net realized gains
Class A		(710,399)		(404,835)
Class R6		(2,908,247)		(1,790,475)
Administrator Class		(528,015)		(661,746)
Institutional Class		(24,412,544)		(25,196,461)

Total distributions to shareholders		(28,559,205)		(28,053,517)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,092,589	25,207,243	1,350,584	33,600,538
Class C	123,450	2,332,287	291,733	6,178,273
Class R6	3,068,431	70,443,168	10,252,838	266,424,444
Administrator Class	324,641	7,718,651	1,081,213	28,234,197
Institutional Class	15,066,698	350,987,706	34,959,495	889,495,518

		456,689,055		1,223,932,970

Reinvestment of distributions
Class A	30,235	636,746	14,491	366,464
Class R6	88,834	1,945,455	67,570	1,778,432
Administrator Class	23,214	511,866	24,247	642,315
Institutional Class	1,100,826	24,108,081	911,147	23,990,497

		27,202,148		26,777,708

Payment for shares redeemed
Class A	(1,259,784)	(28,670,948)	(2,647,031)	(64,505,596)
Class C	(854,516)	(16,678,872)	(858,659)	(17,586,266)
Class R6	(1,944,509)	(46,253,485)	(2,986,490)	(77,195,964)
Administrator Class	(513,279)	(12,171,540)	(1,964,822)	(50,914,883)
Institutional Class	(17,726,312)	(421,256,086)	(41,331,810)	(1,076,350,034)

		(525,030,931)		(1,286,552,743)

Net decrease in net assets resulting from capital share transactions		(41,139,728)		(35,842,065)

Total increase (decrease) in net assets		542,195,431		(628,384,109)

Net assets
Beginning of period		3,470,560,224		4,098,944,333

End of period		$4,012,755,655		$3,470,560,224

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.16	$24.83	$20.49	$18.09	$21.44	$21.77
Net investment income (loss)	(0.02)	0.07	(0.03)[1]	0.12	0.08	0.07
Net realized and unrealized gains (losses) on investments	3.66	(3.70)	4.50	2.38	(3.29)	(0.40)

Total from investment operations	3.64	(3.63)	4.47	2.50	(3.21)	(0.33)
Distributions to shareholders from
Net investment income	(0.08)	(0.04)	(0.13)	(0.10)	(0.14)	0.00
Net asset value, end of period	$24.72	$21.16	$24.83	$20.49	$18.09	$21.44
Total return[2]	17.25%	(14.65)%	21.99%	13.93%	(15.02)%	(1.52)%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.58%	1.64%	1.64%	1.64%
Net expenses	1.58%	1.57%	1.58%	1.60%	1.64%	1.64%
Net investment income (loss)	(0.05)%	0.38%	(0.13)%	0.64%	0.37%	0.36%
Supplemental data
Portfolio turnover rate	3%	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$232,117	$201,515	$268,384	$874,625	$873,992	$1,502,597

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.71	$20.92	$17.28	$15.28	$18.11	$18.53
Net investment loss	(0.09)[1]	(0.08)[1]	(0.08)[1]	(0.02)[1]	(0.06)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	3.08	(3.13)	3.72	2.02	(2.77)	(0.34)

Total from investment operations	2.99	(3.21)	3.64	2.00	(2.83)	(0.42)
Net asset value, end of period	$20.70	$17.71	$20.92	$17.28	$15.28	$18.11
Total return[2]	16.88%	(15.34)%	21.06%	13.09%	(15.63)%	(2.27)%
Ratios to average net assets (annualized)
Gross expenses	2.33%	2.33%	2.31%	2.39%	2.39%	2.39%
Net expenses	2.33%	2.32%	2.31%	2.35%	2.39%	2.39%
Net investment loss	(0.23)%	(0.38)%	(0.43)%	(0.12)%	(0.39)%	(0.42)%
Supplemental data
Portfolio turnover rate	3%	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$42,247	$49,103	$69,845	$71,900	$84,004	$138,169

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS R6		2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.10	$26.00	$21.46	$19.00	$22.53	$22.86
Net investment income	0.04	0.23 [1]	0.17 [1]	0.23 [1]	0.19	0.21
Net realized and unrealized gains (losses) on investments	3.81	(3.92)	4.59	2.46	(3.46)	(0.44)

Total from investment operations	3.85	(3.69)	4.76	2.69	(3.27)	(0.23)
Distributions to shareholders from
Net investment income	(0.20)	(0.21)	(0.22)	(0.23)	(0.26)	(0.10)
Net asset value, end of period	$25.75	$22.10	$26.00	$21.46	$19.00	$22.53
Total return[2]	17.53%	(14.33)%	22.53%	14.43%	(14.61)%	(1.01)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.16%	1.14%	1.20%	1.19%	1.17%
Net expenses	1.15%	1.15%	1.14%	1.17%	1.18%	1.17%
Net investment income	0.06%	0.90%	0.76%	1.16%	0.84%	0.88%
Supplemental data
Portfolio turnover rate	3%	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$411,097	$326,131	$192,929	$191,250	$95,190	$35,967

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.18	$26.08	$21.53	$18.99	$22.44	$22.79
Net investment income (loss)	(0.01)[1]	0.12 [1]	0.10 [1]	0.15 [1]	0.12 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	3.83	(3.90)	4.61	2.50	(3.46)	(0.44)

Total from investment operations	3.82	(3.78)	4.71	2.65	(3.34)	(0.31)
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.16)	(0.11)	(0.11)	(0.04)
Net asset value, end of period	$25.89	$22.18	$26.08	$21.53	$18.99	$22.44
Total return[2]	17.33%	(14.57)%	22.10%	14.07%	(14.91)%	(1.36)%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.50%	1.48%	1.56%	1.49%	1.48%
Net expenses	1.46%	1.46%	1.46%	1.49%	1.48%	1.48%
Net investment income (loss)	(0.02)%	0.48%	0.42%	0.76%	0.58%	0.57%
Supplemental data
Portfolio turnover rate	3%	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$116,839	$103,740	$144,421	$160,657	$181,224	$464,135

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.10	$25.99	$21.46	$18.99	$22.52	$22.86
Net investment income	0.02	0.19	0.19 [1]	0.20 [1]	0.17	0.15
Net realized and unrealized gains (losses) on investments	3.82	(3.89)	4.55	2.49	(3.45)	(0.40)

Total from investment operations	3.84	(3.70)	4.74	2.69	(3.28)	(0.25)
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.21)	(0.22)	(0.25)	(0.09)
Net asset value, end of period	$25.75	$22.10	$25.99	$21.46	$18.99	$22.52
Total return[2]	17.53%	(14.35)%	22.42%	14.40%	(14.66)%	(1.09)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.23%	1.31%	1.24%	1.21%
Net expenses	1.19%	1.19%	1.20%	1.22%	1.22%	1.21%
Net investment income	0.05%	0.75%	0.82%	1.04%	0.82%	0.77%
Supplemental data
Portfolio turnover rate	3%	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$3,210,456	$2,790,071	$3,423,366	$1,826,097	$2,146,675	$2,900,353

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Emerging Markets Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions.

22	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements (unaudited)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Notes to financial statements (unaudited)	Wells Fargo Emerging Markets Equity Fund	23

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $3,348,720,010 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,250,395,880

Gross unrealized losses	(387,472,825)

Net unrealized gains	$862,923,055

As of October 31, 2018 the Fund had capital loss carryforwards which consisted of $4,461,268 in short-term capital losses and $218,660,038 in long-term losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Argentina	$18,743,964	$0	$0	$18,743,964

Brazil	314,806,230	0	0	314,806,230

Chile	57,503,587	0	0	57,503,587

China	1,346,898,785	0	0	1,346,898,785

Colombia	22,438,528	0	0	22,438,528

Germany	7,775,593	0	0	7,775,593

Hong Kong	223,026,212	0	0	223,026,212

India	349,040,410	0	0	349,040,410

Indonesia	77,653,260	0	0	77,653,260

Luxembourg	2,271,159	0	0	2,271,159

Malaysia	26,101,286	0	0	26,101,286

Mexico	237,859,409	0	0	237,859,409

Peru	17,093,364	0	0	17,093,364

Philippines	35,222,171	0	0	35,222,171

Russia	112,955,354	0	0	112,955,354

Singapore	11,672,589	0	0	11,672,589

South Africa	114,019,197	0	0	114,019,197

South Korea	384,909,359	0	0	384,909,359

Taiwan	335,967,741	0	0	335,967,741

Thailand	99,490,574	0	0	99,490,574

Turkey	3,021,797	0	0	3,021,797

United Arab Emirates	1,787,369	0	0	1,787,369

United Kingdom	25,606,273	0	0	25,606,273

Convertible debentures	0	0	0	0

Preferred stocks

Brazil	44,982,240	0	0	44,982,240

Rights

India	0	1,070,901	0	1,070,901

Short-term investments

Investment companies	146,147,502	193,578,211	0	339,725,713

Total assets	$4,016,993,953	$194,649,112	$0	$4,211,643,065
Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

Notes to financial statements (unaudited)	Wells Fargo Emerging Markets Equity Fund	25

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	1.050%

Next $1 billion	1.025

Next $2 billion	1.000

Next $1 billion	0.975

Next $3 billion	0.965

Next $2 billion	0.955

Over $10 billion	0.945

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 1.02% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.58% for Class A shares, 2.33% for Class C shares, 1.15% for Class R6 shares 1.46% for Administrator Class shares, and 1.19% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

26	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements (unaudited)

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds Distributor received $6,253 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $119,335,207 and $170,053,796, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2019, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of geographic regions. A fund that invest a substantial portion of their assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	27

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$9,640,410	$0.0610	90.72%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402355 06-19 SA238/SAR238 04-19

Semi-Annual Report

April 30, 2019

Wells Fargo Global Small Cap Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Small Cap Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Global Small Cap Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Small Cap Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Global Small Cap Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

Robert Rifkin, CFA®‡

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKGAX)[3]	3-16-1988	-2.97	6.73	12.06	2.95	8.00	12.72	1.55	1.55

Class C (EKGCX)[3]	2-1-1993	1.18	7.19	11.88	2.18	7.19	11.88	2.30	2.30

Administrator Class (EKGYX)[3]	1-13-1997	–	–	–	3.08	8.16	12.91	1.47	1.41

Institutional Class (EKGIX)[4]	7-30-2010	–	–	–	3.33	8.43	13.16	1.22	1.16

S&P Developed SmallCap Index[5]	–	–	–	–	0.80	7.06	13.21	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Global Small Cap Fund	5

Ten largest holdings (%) as of April 30, 2019[6]

Nomad Foods Limited	2.29

CSW Industrials Incorporated	2.10

Atkore International Incorporated	2.06

BMC Stock Holdings Incorporated	1.99

ACI Worldwide Incorporated	1.94

Dine Brands Global Incorporated	1.94

Novanta Incorporated	1.86

Hostess Brands Incorporated	1.86

MGE Energy Incorporated	1.81

Innoviva Incorporated	1.80

Sector distribution as of April 30, 2019[7]

Country allocation as of April 30, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.55% for Class A, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[5]

The S&P Developed SmallCap Index is a free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Global Small Cap Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,088.70	$7.92	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65	1.53%
Class C

Actual	$1,000.00	$1,084.54	$11.78	2.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.49	$11.38	2.28%
Administrator Class

Actual	$1,000.00	$1,089.31	$7.25	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Institutional Class

Actual	$1,000.00	$1,090.60	$5.96	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Global Small Cap Fund	7

Security name	Shares	Value

Common Stocks: 91.31%

Australia: 2.82%

Ansell Limited (Health Care, Health Care Equipment & Supplies)	258,973	$4,929,203

Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure) «	117,381	3,558,153

		8,487,356

Austria: 0.54%

Mayr-Melnhof Karton AG (Materials, Containers & Packaging)	12,651	1,637,453

Bermuda: 0.95%

Third Point Reinsurance Limited (Financials, Insurance) †	246,696	2,864,141

Canada: 6.08%

Cott Corporation (Consumer Staples, Beverages)	192,335	2,980,424

Maple Leaf Foods Incorporated (Consumer Staples, Food Products)	131,825	3,075,949

MTY Food Group Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	22,100	913,066

Mullen Group Limited (Energy, Energy Equipment & Services)	167,891	1,255,705

Novanta Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	64,419	5,605,741

Source Energy Services Limited (Energy, Energy Equipment & Services) «†	109,700	124,464

Stantec Incorporated (Industrials, Professional Services)	109,700	2,747,208

Western Forest Products Incorporated (Materials, Paper & Forest Products)	1,122,417	1,575,087

		18,277,644

France: 4.11%

ALTEN SA (Information Technology, IT Services)	42,590	4,647,921

M6 Métropole Télévision SA (Communication Services, Media)	225,521	4,474,588

Mersen SA (Industrials, Electrical Equipment)	45,167	1,605,901

Vicat SA (Materials, Construction Materials)	30,749	1,624,389

		12,352,799

Germany: 5.29%

Cancom SE (Information Technology, IT Services)	43,635	2,200,389

Gerresheimer AG (Health Care, Life Sciences Tools & Services)	40,804	3,066,308

Krones AG (Industrials, Machinery)	22,693	2,111,283

Nemetschek SE (Information Technology, Software)	8,014	1,478,609

Norma Group SE (Industrials, Machinery)	12,235	578,278

SMA Solar Technology AG (Information Technology, Semiconductors & Semiconductor Equipment) «	56,216	1,278,692

TAG Immobilien AG (Real Estate, Real Estate Management & Development)	120,576	2,710,172

TLG Immobilien AG (Real Estate, Real Estate Management & Development)	84,431	2,485,819

		15,909,550

Hong Kong: 1.19%

Sunlight REIT (Real Estate, Equity REITs)	4,856,000	3,571,681

Ireland: 0.56%

Irish Residential Properties REIT plc (Real Estate, Equity REITs)	948,745	1,681,298

Italy: 0.47%

Autogrill SpA (Consumer Discretionary, Hotels, Restaurants & Leisure)	76,210	740,660

De’Longhi SpA (Consumer Discretionary, Household Durables)	26,180	670,662

		1,411,322

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Global Small Cap Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

Japan: 13.86%

Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	115,400	$3,885,414

Daiseki Company Limited (Industrials, Commercial Services & Supplies)	93,000	2,554,903

DTS Corporation (Information Technology, IT Services)	95,300	3,375,304

Fuji Seal International Incorporated (Materials, Containers & Packaging)	112,400	3,930,775

Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	45,300	2,743,693

Meitec Corporation (Industrials, Professional Services)	96,800	4,504,992

Nihon Parkerizing Company Limited (Materials, Chemicals)	303,700	3,964,451

ORIX JREIT Incorporated (Real Estate, Equity REITs)	2,534	4,448,967

OSG Corporation (Industrials, Machinery)	91,900	1,850,068

Paramount Bed Holdings Company Limited (Health Care, Health Care Equipment & Supplies)	34,300	1,611,814

San-A Company Limited (Consumer Staples, Food & Staples Retailing)	56,900	2,233,148

Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	204,700	2,625,489

Taikisha Limited (Industrials, Construction & Engineering)	90,200	2,725,980

Toyo Suisan Kaisha Limited (Consumer Staples, Food Products)	32,000	1,221,899

		41,676,897

Netherlands: 1.07%

BE Semiconductor Industries NV (Information Technology, Semiconductors & Semiconductor Equipment)	45,257	1,300,478

Brunel International NV (Industrials, Professional Services)	117,536	1,903,603

		3,204,081

Spain: 1.02%

Viscofan SA (Consumer Staples, Food Products)	51,182	3,074,078

Sweden: 0.64%

Hexpol AB (Materials, Chemicals)	247,017	1,924,710

Switzerland: 0.84%

Bucher Industries AG (Industrials, Machinery)	6,045	2,053,858

OC Oerlikon Corporation AG (Information Technology, Electronic Equipment, Instruments & Components)	36,836	480,808

		2,534,666

United Kingdom: 9.84%

Britvic plc (Consumer Staples, Beverages)	308,837	3,678,880

Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	912,443	3,182,784

Elementis plc (Materials, Chemicals)	862,981	1,828,657

Hunting plc (Energy, Energy Equipment & Services)	167,478	1,286,325

IMI plc (Industrials, Machinery)	147,189	2,016,272

Leo Holdings Corporation Class A (Financials, Capital Markets) †	232,700	2,392,156

Mears Group plc (Industrials, Commercial Services & Supplies)	222,932	697,688

Morgan Advanced Materials plc (Industrials, Machinery)	517,524	1,885,535

NCC Group plc (Information Technology, IT Services)	880,674	2,005,105

Nomad Foods Limited (Consumer Staples, Food Products) †	331,075	6,886,360

Savills plc (Real Estate, Real Estate Management & Development)	144,477	1,699,350

Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	56,725	2,032,680

		29,591,792

United States: 42.03%

ACI Worldwide Incorporated (Information Technology, Software) †	164,500	5,843,040

ALLETE Incorporated (Utilities, Electric Utilities)	54,900	4,471,605

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Global Small Cap Fund	9

Security name		Shares	Value

United States (continued)

AptarGroup Incorporated (Materials, Containers & Packaging)		47,200	$5,250,528

Atkore International Incorporated (Industrials, Electrical Equipment) †		250,000	6,190,000

BMC Stock Holdings Incorporated (Industrials, Trading Companies & Distributors) †		291,300	5,994,954

Bottomline Technologies (de) Incorporated (Information Technology, Software) †		54,700	2,766,179

CBIZ Incorporated (Industrials, Professional Services) †		94,847	1,831,496

Central Garden & Pet Company Class A (Consumer Staples, Household Products) †		213,200	5,219,136

Continental Building Product (Industrials, Building Products) †		100,385	2,574,875

CSW Industrials Incorporated (Industrials, Building Products) †		105,215	6,307,639

Dine Brands Global Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)		65,850	5,838,261

Euronet Worldwide Incorporated (Information Technology, IT Services) †		13,500	2,023,515

Forward Air Corporation (Industrials, Air Freight & Logistics)		64,600	4,090,472

Gardner Denver Holdings Incorporated (Industrials, Machinery) †		56,800	1,917,000

Gibraltar Industries Incorporated (Industrials, Building Products) †		132,700	5,264,209

Healthcare Services Group Incorporated (Industrials, Commercial Services & Supplies) «		59,600	2,017,460

Horace Mann Educators Corporation (Financials, Insurance)		91,100	3,514,638

Hostess Brands Incorporated (Consumer Staples, Food Products) †		416,600	5,582,440

ICU Medical Incorporated (Health Care, Health Care Equipment & Supplies) †		11,100	2,525,250

Innoviva Incorporated (Health Care, Pharmaceuticals) †		385,087	5,402,771

Jack in the Box Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)		63,070	4,862,697

Kimball International Incorporated Class B (Industrials, Commercial Services & Supplies)		31,728	496,860

LogMeIn Incorporated (Information Technology, Software)		26,000	2,142,400

Meridian Bioscience Incorporated (Health Care, Health Care Equipment & Supplies)		89,826	1,033,897

MGE Energy Incorporated (Utilities, Electric Utilities)		80,192	5,436,216

MKS Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		27,600	2,511,876

Movado Group Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		72,600	2,588,190

Natus Medical Incorporated (Health Care, Health Care Equipment & Supplies) †		121,700	3,256,692

Retail Value Incorporated (Real Estate, Equity REITs) †		121,584	4,073,064

Spectrum Brands Holdings Incorporated (Consumer Staples, Household Products) «		38,800	2,388,916

Standex International Corporation (Industrials, Machinery)		30,851	2,038,326

WD-40 Company (Consumer Staples, Household Products) «		16,400	2,759,300

Weingarten Realty Investors (Real Estate, Equity REITs)		111,300	3,221,022

Westwood Holdings Group Incorporated (Financials, Capital Markets)		62,826	1,965,826

WPX Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) †		212,800	2,955,792

			126,356,542

Total Common Stocks (Cost $241,555,454)			274,556,010

	Yield
Short-Term Investments: 11.06%

Investment Companies: 11.06%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	7,263,259	7,263,985

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36	25,976,121	25,976,121

Total Short-Term Investments (Cost $33,240,106)			33,240,106

Total investments in securities (Cost $274,795,560)	102.37%	307,796,116

Other assets and liabilities, net	(2.37)	(7,123,862)

Total net assets	100.00%	$300,672,254

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Small Cap Fund	Portfolio of investments—April 30, 2019 (unaudited)

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	2,683,969	73,219,652	68,640,362	7,263,259	$0	$0	$83,759	$7,263,985
Wells Fargo Government Money Market Fund Select Class	16,091,244	78,160,801	68,275,924	25,976,121	0	0	201,779	25,976,121

					$0	$0	$285,538	$33,240,106	11.06%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019 (unaudited)	Wells Fargo Global Small Cap Fund	11

Assets
Investments in unaffiliated securities (including $7,018,549 of securities loaned), at value (cost $241,555,454)	$274,556,010
Investments in affiliated securities, at value (cost $33,240,106)	33,240,106
Foreign currency, at value (cost $216,545)	217,483
Receivable for investments sold	1,955,767
Receivable for Fund shares sold	122,042
Receivable for dividends	833,387
Receivable for securities lending income	8,056
Prepaid expenses and other assets	43,224

Total assets	310,976,075

Liabilities
Payable upon receipt of securities loaned	7,260,264
Payable for investments purchased	2,159,759
Payable for Fund shares redeemed	400,445
Management fee payable	228,805
Administration fees payable	42,497
Trustees’ fees and expenses payable	6,070
Distribution fee payable	5,531
Accrued expenses and other liabilities	200,450

Total liabilities	10,303,821

Total net assets	$300,672,254

NET ASSETS CONSIST OF
Paid-in capital	$265,822,711
Total distributable earnings	34,849,543

Total net assets	$300,672,254

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$150,014,803
Shares outstanding – Class A1	3,783,322
Net asset value per share – Class A	$39.65
Maximum offering price per share – Class A2	$42.07
Net assets – Class C	$9,007,183
Shares outstanding – Class C1	338,995
Net asset value per share – Class C	$26.57
Net assets – Administrator Class	$29,378,081
Shares outstanding – Administrator Class[1]	704,577
Net asset value per share – Administrator Class	$41.70
Net assets – Institutional Class	$112,272,187
Shares outstanding – Institutional Class[1]	2,704,793
Net asset value per share – Institutional Class	$41.51

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Small Cap Fund	Statement of operations—six months ended April 30, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $146,682)	$3,122,537
Income from affiliated securities	270,944

Total investment income	3,393,481

Expenses
Management fee	1,387,382
Administration fees
Class A	142,826
Class C	18,343
Administrator Class	18,250
Institutional Class	71,831
Shareholder servicing fees
Class A	170,031
Class C	21,837
Administrator Class	35,096
Distribution fee
Class C	65,510
Custody and accounting fees	53,702
Professional fees	26,445
Registration fees	41,553
Shareholder report expenses	28,165
Trustees’ fees and expenses	10,929
Other fees and expenses	13,202

Total expenses	2,105,102
Less: Fee waivers and/or expense reimbursements	(33,775)

Net expenses	2,071,327

Net investment income	1,322,154

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	2,520,490
Net change in unrealized gains (losses) on investments	21,078,441

Net realized and unrealized gains (losses) on investments	23,598,931

Net increase in net assets resulting from operations	$24,921,085

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Small Cap Fund	13

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$1,322,154		$619,416
Net realized gains on investments		2,520,490		26,019,319
Net change in unrealized gains (losses) on investments		21,078,441		(35,532,667)

Net increase (decrease) in net assets resulting from operations		24,921,085		(8,893,932)

Distributions to shareholders from net investment income and net realized gains
Class A		(11,274,268)		(17,602,533)
Class C		(3,147,113)		(4,638,012)
Administrator Class		(2,341,670)		(3,376,252)
Institutional Class		(9,652,016)		(4,852,851)

Total distributions to shareholders		(26,415,067)		(30,469,648)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	515,575	19,353,803	233,179	10,125,839
Class C	40,888	1,002,800	90,405	2,760,784
Administrator Class	59,951	2,350,859	126,648	5,751,220
Institutional Class	385,688	14,884,994	2,462,395	110,967,613

		37,592,456		129,605,456

Reinvestment of distributions
Class A	292,824	10,332,359	383,761	16,051,908
Class C	129,340	3,066,652	151,690	4,452,102
Administrator Class	62,335	2,314,119	75,455	3,309,823
Institutional Class	244,000	9,022,788	103,060	4,511,956

		24,735,918		28,325,789

Payment for shares redeemed
Class A	(350,156)	(13,117,686)	(693,625)	(29,950,836)
Class C	(765,101)	(19,215,656)	(243,976)	(7,443,741)
Administrator Class	(85,098)	(3,401,954)	(169,400)	(7,661,211)
Institutional Class	(762,532)	(30,090,409)	(589,541)	(26,577,364)

		(65,825,705)		(71,633,152)

Net increase (decrease) in net assets resulting from capital share transactions		(3,497,331)		86,298,093

Total increase (decrease) in net assets		(4,991,313)		46,934,513

Net assets
Beginning of period		305,663,567		258,729,054

End of period		$300,672,254		$305,663,567

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$39.97	$45.81	$38.61	$37.23	$43.26	$42.68
Net investment income	0.15 [1]	0.10	0.21 [1]	0.26 [1]	0.10 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	2.97	(0.72)	9.68	2.92	0.64	0.86

Total from investment operations	3.12	(0.62)	9.89	3.18	0.74	0.89
Distributions to shareholders from
Net investment income	(0.03)	(0.22)	(0.34)	(0.21)	(0.03)	(0.31)
Net realized gains	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(3.44)	(5.22)	(2.69)	(1.80)	(6.77)	(0.31)
Net asset value, end of period	$39.65	$39.97	$45.81	$38.61	$37.23	$43.26
Total return[2]	8.87%	(1.82)%	26.90%	9.12%	2.12%	2.07%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.54%	1.54%	1.55%	1.57%	1.57%
Net expenses	1.53%	1.54%	1.54%	1.55%	1.55%	1.55%
Net investment income	0.82%	0.16%	0.52%	0.73%	0.27%	0.06%
Supplemental data
Portfolio turnover rate	34%	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$150,015	$132,906	$155,828	$138,805	$151,740	$167,166

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Small Cap Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.02	$33.65	$28.98	$28.39	$34.80	$34.36
Net investment loss	(0.01)[1]	(0.20)	(0.06)[1]	(0.01)[1]	(0.14)[1]	(0.24)[1]
Net realized and unrealized gains (losses) on investments	1.97	(0.43)	7.15	2.19	0.47	0.69

Total from investment operations	1.96	(0.63)	7.09	2.18	0.33	0.45
Distributions to shareholders from
Net investment income	0.00	0.00	(0.07)	0.00	0.00	(0.01)
Net realized gains	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(3.41)	(5.00)	(2.42)	(1.59)	(6.74)	(0.01)
Net asset value, end of period	$26.57	$28.02	$33.65	$28.98	$28.39	$34.80
Total return[2]	8.45%	(2.56)%	25.95%	8.31%	1.34%	1.32%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.29%	2.29%	2.30%	2.32%	2.32%
Net expenses	2.28%	2.29%	2.29%	2.30%	2.30%	2.30%
Net investment loss	(0.12)%	(0.59)%	(0.20)%	(0.02)%	(0.48)%	(0.69)%
Supplemental data
Portfolio turnover rate	34%	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$9,007	$26,167	$31,487	$32,863	$36,215	$41,792

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$41.90	$47.78	$40.15	$38.65	$44.60	$44.00
Net investment income	0.18 [1]	0.14 [1]	0.29 [1]	0.41	0.16 [1]	0.09
Net realized and unrealized gains (losses) on investments	3.13	(0.73)	10.07	2.95	0.66	0.90

Total from investment operations	3.31	(0.59)	10.36	3.36	0.82	0.99
Distributions to shareholders from
Net investment income	(0.10)	(0.29)	(0.38)	(0.27)	(0.03)	(0.39)
Net realized gains	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(3.51)	(5.29)	(2.73)	(1.86)	(6.77)	(0.39)
Net asset value, end of period	$41.70	$41.90	$47.78	$40.15	$38.65	$44.60
Total return[2]	8.93%	(1.68)%	27.04%	9.30%	2.27%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.46%	1.46%	1.47%	1.43%	1.41%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.92%	0.30%	0.68%	0.90%	0.41%	0.22%
Supplemental data
Portfolio turnover rate	34%	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$29,378	$27,965	$30,327	$30,832	$31,765	$53,966

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Small Cap Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$41.80	$47.68	$40.08	$38.63	$44.67	$44.05
Net investment income	0.23	0.25	0.38	0.45	0.20	0.15
Net realized and unrealized gains (losses) on investments	3.11	(0.74)	10.06	3.00	0.72	0.96

Total from investment operations	3.34	(0.49)	10.44	3.45	0.92	1.11
Distributions to shareholders from
Net investment income	(0.22)	(0.39)	(0.49)	(0.41)	(0.22)	(0.49)
Net realized gains	(3.41)	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(3.63)	(5.39)	(2.84)	(2.00)	(6.96)	(0.49)
Net asset value, end of period	$41.51	$41.80	$47.68	$40.08	$38.63	$44.67
Total return[1]	9.06%	(1.45)%	27.38%	9.56%	2.53%	2.48%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.21%	1.21%	1.22%	1.18%	1.14%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.14%
Net investment income	1.17%	0.54%	1.01%	1.20%	0.66%	0.47%
Supplemental data
Portfolio turnover rate	34%	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$112,272	$118,625	$41,087	$12,531	$10,369	$5,284

[1]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Small Cap Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Small Cap Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities

Notes to financial statements (unaudited)	Wells Fargo Global Small Cap Fund	19

other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c) (7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20	Wells Fargo Global Small Cap Fund	Notes to financial statements (unaudited)

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $275,968,957 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$42,787,261

Gross unrealized losses	(10,960,102)

Net unrealized gains	$31,827,159

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Australia	$8,487,356	$0	$0	$8,487,356

Austria	1,637,453	0	0	1,637,453

Bermuda	2,864,141	0	0	2,864,141

Canada	18,277,644	0	0	18,277,644

France	12,352,799	0	0	12,352,799

Germany	15,909,550	0	0	15,909,550

Hong Kong	3,571,681	0	0	3,571,681

Ireland	1,681,298	0	0	1,681,298

Italy	1,411,322	0	0	1,411,322

Japan	0	41,676,897	0	41,676,897

Netherlands	3,204,081	0	0	3,204,081

Spain	3,074,078	0	0	3,074,078

Sweden	1,924,710	0	0	1,924,710

Switzerland	2,534,666	0	0	2,534,666

United Kingdom	29,591,792	0	0	29,591,792

United States	126,356,542	0	0	126,356,542

Short-term investments

Investment companies	25,976,121	7,263,985	0	33,240,106

Total assets	$258,855,234	$48,940,882	$0	$307,796,116

Notes to financial statements (unaudited)	Wells Fargo Global Small Cap Fund	21

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.950%

Next $500 million	0.925

Next $1 billion	0.900

Next $2 billion	0.875

Next $1 billion	0.850

Next $5 billion	0.840

Over $10 billion	0.830

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class C shares, and 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

22	Wells Fargo Global Small Cap Fund	Notes to financial statements (unaudited)

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds Distributor received $3,482 from the sale of Class A shares and $153, in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the six months ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0 and $14,434,297 in interfund purchases and sales, respectively, during the six months ended April 30, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $93,738,287 and $119,563,360, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2019, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo Global Small Cap Fund	23

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Global Small Cap Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Global Small Cap Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26	Wells Fargo Global Small Cap Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402357 06-19 SA239/SAR239 04-19

Semi-Annual Report

April 30, 2019

Wells Fargo International Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo International Equity Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Equity Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dale A. Winner, CFA®‡

Venkateshwar (Venk) Lal

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFEAX)[3]	1-20-1998	-13.58	2.60	6.76	-8.32	3.81	7.39	1.40	1.15

Class C (WFEFX)[3]	3-6-1998	-10.00	3.05	6.58	-9.00	3.05	6.58	2.15	1.90

Class R (WFERX)[3]	10-10-2003	–	–	–	-8.59	3.55	7.10	1.65	1.40

Class R6 (WFEHX)[4]	9-30-2015	–	–	–	-8.09	4.09	7.63	0.97	0.80

Administrator Class (WFEDX)[5]	7-16-2010	–	–	–	-8.36	3.83	7.42	1.32	1.15

Institutional Class (WFENX)[3]	3-9-1998	–	–	–	-8.12	4.08	7.66	1.07	0.85

MSCI ACWI ex USA Index (Net)[6]	–	–	–	–	-3.23	2.83	7.75	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	5

Ten largest holdings (%) as of April 30, 2019[6]

Hitachi Limited	3.47

Smiths Group plc	3.25

BP plc	3.23

Koninklijke Philips NV	3.16

China Mobile Limited	2.79

Eni SpA	2.77

Compagnie de Saint-Gobain SA	2.74

Prysmian SpA	2.70

Den Norske Bank ASA	2.59

Sensata Technologies Holding plc	2.57

Sector distribution as of April 30, 2019[7]

Country allocation as of April 30, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.79% for Class R6, 1.14% for Administrator Class, and 0.84% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[5]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[6]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the Unites States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,042.16	$5.77	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Class C

Actual	$1,000.00	$1,038.18	$9.55	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44	1.89%
Class R

Actual	$1,000.00	$1,040.75	$6.78	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.71	1.34%
Class R6

Actual	$1,000.00	$1,043.70	$4.21	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16	0.83%
Administrator Class

Actual	$1,000.00	$1,041.80	$5.77	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Institutional Class

Actual	$1,000.00	$1,043.31	$4.46	0.88%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41	0.88%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo International Equity Fund	7

Security name	Shares	Value

Common Stocks: 96.79%

Australia: 0.33%

Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels) †	216,436	$1,124,489

Brazil: 1.26%

Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	346,872	4,238,776

Canada: 4.51%

Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †«	480,100	6,787,411

Lundin Mining Corporation (Materials, Metals & Mining)	1,560,645	8,375,784

		15,163,195

China: 9.32%

China Everbright Limited (Financials, Capital Markets)	3,652,000	6,647,787

China Mobile Limited (Communication Services, Wireless Telecommunication Services)	984,000	9,376,147

HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	385,253	8,063,345

Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	128,001	995,614

Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	2,992,800	6,264,248

		31,347,141

France: 5.19%

Compagnie de Saint-Gobain SA (Industrials, Building Products)	225,820	9,229,517

Orange SA (Communication Services, Diversified Telecommunication Services)	525,475	8,230,595

		17,460,112

Germany: 6.99%

Metro AG (Consumer Staples, Food & Staples Retailing)	280,536	4,751,205

Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	17,661	4,417,315

Rheinmetall AG (Industrials, Industrial Conglomerates)	71,410	8,193,565

SAP SE (Information Technology, Software)	32,972	4,237,330

Siemens AG (Industrials, Industrial Conglomerates)	15,955	1,910,127

		23,509,542

Hong Kong: 2.05%

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	6,024,000	6,880,359

Ireland: 1.63%

Greencore Group plc (Consumer Staples, Food Products)	1,830,222	5,489,203

Israel: 1.30%

Check Point Software Technologies Limited (Information Technology, Software) †	36,270	4,379,965

Italy: 5.47%

Eni SpA (Energy, Oil, Gas & Consumable Fuels)	546,375	9,325,811

Prysmian SpA (Industrials, Electrical Equipment)	471,336	9,087,506

		18,413,317

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo International Equity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

Japan: 11.88%

Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	217,800	$4,606,202

Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,779,700	8,284,203

Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	351,200	11,680,289

Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,257,000	6,236,637

Nomura Holdings Incorporated (Financials, Capital Markets)	637,000	2,411,821

Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	182,400	6,730,875

		39,950,027

Malaysia: 1.72%

CIMB Group Holdings Bhd (Financials, Banks)	4,552,642	5,802,981

Netherlands: 8.16%

Koninklijke Philips NV (Industrials, Industrial Conglomerates)	249,616	10,629,040

NN Group NV (Financials, Insurance)	192,190	8,368,055

OCI NV (Materials, Chemicals) †	291,959	8,464,877

		27,461,972

Norway: 2.59%

Den Norske Bank ASA (Financials, Banks) «	454,388	8,724,406

Russia: 2.08%

Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	888,730	7,003,192

Singapore: 2.37%

Keppel Corporation Limited (Industrials, Industrial Conglomerates)	1,602,500	7,976,564

South Africa: 2.43%

Sasol Limited (Materials, Chemicals)	246,118	8,163,616

South Korea: 2.82%

Hana Financial Group Incorporated (Financials, Banks)	74,440	2,345,069

Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	2,228	2,196,808

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	23,347	4,946,610

		9,488,487

Switzerland: 4.47%

Alcon Incorporated (Health Care, Health Care Equipment & Supplies) †	16,617	956,951

LafargeHolcim Limited (Materials, Construction Materials)	157,450	8,093,853

Novartis AG (Health Care, Pharmaceuticals)	73,355	5,990,352

		15,041,156

Thailand: 0.94%

Siam Commercial Bank plc (Financials, Banks)	776,200	3,148,564

United Kingdom: 18.28%

Babcock International Group plc (Industrials, Commercial Services & Supplies)	140,266	960,261

BP plc (Energy, Oil, Gas & Consumable Fuels)	1,492,655	10,880,502

Fresnillo plc (Materials, Metals & Mining)	459,964	4,491,251

John Wood Group plc (Energy, Energy Equipment & Services)	1,268,723	7,784,023

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo International Equity Fund	9

Security name		Shares	Value

United Kingdom (continued)

Kingfisher plc (Consumer Discretionary, Specialty Retail)		1,347,151	$4,639,406

Man Group plc (Financials, Capital Markets)		2,752,247	5,620,266

Melrose Industries plc (Industrials, Electrical Equipment)		2,016,339	5,316,458

Sensata Technologies Holding plc (Industrials, Electrical Equipment) †		173,253	8,652,255

Smiths Group plc (Industrials, Industrial Conglomerates)		550,141	10,922,172

Vodafone Group plc (Communication Services, Wireless Telecommunication Services)		1,195,858	2,214,347

			61,480,941

United States: 1.00%

Gentex Corporation (Consumer Discretionary, Auto Components)		146,179	3,366,502

Total Common Stocks (Cost $292,849,322)			325,614,507

	Yield
Short-Term Investments: 5.49%

Investment Companies: 5.49%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	12,846,115	12,847,400

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36	5,616,920	5,616,920

Total Short-Term Investments (Cost $18,464,305)			18,464,320

Total investments in securities (Cost $311,313,627)	102.28%	344,078,827

Other assets and liabilities, net	(2.28)	(7,661,876)

Total net assets	100.00%	$336,416,951

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

14,361,299 USD	12,563,500 EUR	Goldman Sachs	6-6-2019	$228,557	$0

22,045,408 USD	16,606,200 GBP	Morgan Stanley	6-6-2019	350,605	0

5,480,000 GBP	7,223,916 USD	Morgan Stanley	6-6-2019	0	(64,691)

5,346,657 USD	4,107,000 GBP	Morgan Stanley	6-6-2019	0	(18,843)

				$579,162	$(83,534)

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Equity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	20,988,148	110,410,158	118,552,191	12,846,115	$0	$0	$178,751	$12,847,400
Wells Fargo Government Money Market Fund Select Class	10,009,651	89,522,862	93,915,593	5,616,920	0	0	53,425	5,616,920

					$0	$0	$232,176	$18,464,320	5.49%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019 (unaudited)	Wells Fargo International Equity Fund	11

Assets
Investments in unaffiliated securities (including $12,197,421 of securities loaned), at value (cost $292,849,322)	$325,614,507
Investments in affiliated securities, at value (cost $18,464,305)	18,464,320
Foreign currency, at value (cost $1,637,740)	1,623,824
Receivable for investments sold	2,090,436
Receivable for Fund shares sold	264,095
Receivable for dividends	2,282,704
Receivable for securities lending income	3,759
Unrealized gains on forward foreign currency contracts	579,162
Prepaid expenses and other assets	9,824

Total assets	350,932,631

Liabilities
Payable upon receipt of securities loaned	12,833,540
Cash collateral due to broker	630,000
Overdraft due to custodian bank	253,625
Payable for Fund shares redeemed	242,824
Management fee payable	161,498
Unrealized losses on forward foreign currency contracts	83,534
Administration fees payable	40,068
Distribution fees payable	8,966
Trustees’ fees and expenses payable	5,021
Accrued expenses and other liabilities	256,604

Total liabilities	14,515,680

Total net assets	$336,416,951

NET ASSETS CONSIST OF
Paid-in capital	$316,382,218
Total distributable earnings	20,034,733

Total net assets	$336,416,951

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$91,695,984
Shares outstanding – Class A1	7,675,327
Net asset value per share – Class A	$11.95
Maximum offering price per share – Class A2	$12.68
Net assets – Class C	$14,037,480
Shares outstanding – Class C1	1,190,998
Net asset value per share – Class C	$11.79
Net assets – Class R	$1,401,258
Shares outstanding – Class R1	115,186
Net asset value per share – Class R	$12.17
Net assets – Class R6	$37,874,635
Shares outstanding – Class R6[1]	3,184,857
Net asset value per share – Class R6	$11.89
Net assets – Administrator Class	$4,191,927
Shares outstanding – Administrator Class[1]	356,180
Net asset value per share – Administrator Class	$11.77
Net assets – Institutional Class	$187,215,667
Shares outstanding – Institutional Class[1]	15,774,851
Net asset value per share – Institutional Class	$11.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Equity Fund	Statement of operations—six months ended April 30, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $327,003)	$3,633,148
Income from affiliated securities	150,990

Total investment income	3,784,138

Expenses
Management fee	1,525,721
Administration fees
Class A	92,888
Class C	18,847
Class R	1,426
Class R6	6,616
Administrator Class	2,753
Institutional Class	131,872
Shareholder servicing fees
Class A	110,581
Class C	22,437
Class R	1,024
Administrator Class	5,294
Distribution fees
Class C	67,312
Class R	1,698
Custody and accounting fees	72,133
Professional fees	33,325
Registration fees	44,317
Shareholder report expenses	36,933
Trustees’ fees and expenses	10,909
Interest expense	15,777
Other fees and expenses	9,432

Total expenses	2,211,295
Less: Fee waivers and/or expense reimbursements	(423,948)

Net expenses	1,787,347

Net investment income	1,996,791

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(7,803,834)
Forward foreign currency contracts	287,356

Net realized losses on investments	(7,516,478)

Net change in unrealized gains (losses) on:
Unaffiliated securities	15,723,959
Forward foreign currency contracts	(475,581)

Net change in unrealized gains (losses) on investments	15,248,378

Net realized and unrealized gains (losses) on investments	7,731,900

Net increase in net assets resulting from operations	$9,728,691

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Equity Fund	13

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$1,996,791		$10,640,487
Net realized gains (losses) on investments		(7,516,478)		10,779,848
Net change in unrealized gains (losses) on investments		15,248,378		(65,802,116)

Net increase (decrease) in net assets resulting from operations		9,728,691		(44,381,781)

Distributions to shareholders from net investment income and net realized gains
Class A		(2,379,075)		(3,952,000)
Class C		(362,405)		(814,322)
Class R		(31,976)		(59,089)
Class R6		(1,182,755)		(2,906,201)
Administrator Class		(123,449)		(602,675)
Institutional Class		(6,402,990)		(10,478,098)

Total distributions to shareholders		(10,482,650)		(18,812,385)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	922,022	10,688,885	1,152,774	15,432,689
Class C	69,315	762,202	341,521	4,529,729
Class R	12,485	143,856	20,290	272,361
Class R6	8,317	94,122	706,610	9,064,153
Administrator Class	78,633	886,304	84,981	1,114,286
Institutional Class	2,144,408	24,475,581	9,238,916	123,655,558

		37,050,950		154,068,776

Reinvestment of distributions
Class A	205,666	2,180,061	271,234	3,601,626
Class C	31,396	329,030	57,378	751,083
Class R	703	7,595	889	12,001
Class R6	53,355	562,364	209,719	2,777,828
Administrator Class	11,694	122,082	45,884	600,531
Institutional Class	469,933	4,943,696	609,296	8,034,503

		8,144,828		15,777,572

Payment for shares redeemed
Class A	(1,174,939)	(13,511,968)	(1,867,405)	(24,377,062)
Class C	(894,555)	(10,148,522)	(616,504)	(7,877,466)
Class R	(15,142)	(179,814)	(50,948)	(658,133)
Class R6	(2,253,720)	(24,767,939)	(1,076,925)	(14,183,411)
Administrator Class	(177,619)	(1,957,002)	(1,064,217)	(14,013,356)
Institutional Class	(7,524,072)	(84,833,674)	(6,845,893)	(88,264,185)

		(135,398,919)		(149,373,613)

Net increase (decrease) in net assets resulting from capital share transactions		(90,203,141)		20,472,735

Total decrease in net assets		(90,957,100)		(42,721,431)

Net assets
Beginning of period		427,374,051		470,095,482

End of period		$336,416,951		$427,374,051

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.81	$13.43	$11.07	$11.53	$11.28	$11.98
Net investment income	0.06 [1]	0.27	0.22	0.22	0.18 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	0.40	(1.40)	2.47	(0.54)	0.57	(0.81)

Total from investment operations	0.46	(1.13)	2.69	(0.32)	0.75	(0.44)
Distributions to shareholders from
Net investment income	(0.32)	(0.49)	(0.33)	(0.14)	(0.50)	(0.26)
Net asset value, end of period	$11.95	$11.81	$13.43	$11.07	$11.53	$11.28
Total return[2]	4.22%	(8.81)%	24.91%	(2.76)%	6.85%	(3.77)%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.39%	1.47%	1.47%	1.53%	1.53%
Net expenses	1.14%	1.14%	1.14%	1.12%	1.09%	1.09%
Net investment income	1.08%	1.97%	1.82%	2.04%	1.50%	3.14%
Supplemental data
Portfolio turnover rate	27%	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$91,696	$91,206	$109,655	$122,248	$145,654	$97,640

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.57	$13.13	$10.82	$11.30	$11.06	$11.75
Net investment income	0.00 [1]	0.15	0.14	0.14	0.08 [2]	0.27 [2]
Net realized and unrealized gains (losses) on investments	0.42	(1.35)	2.40	(0.53)	0.57	(0.79)

Total from investment operations	0.42	(1.20)	2.54	(0.39)	0.65	(0.52)
Distributions to shareholders from
Net investment income	(0.20)	(0.36)	(0.23)	(0.09)	(0.41)	(0.17)
Net asset value, end of period	$11.79	$11.57	$13.13	$10.82	$11.30	$11.06
Total return[3]	3.82%	(9.47)%	23.91%	(3.43)%	6.03%	(4.49)%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.14%	2.22%	2.22%	2.28%	2.28%
Net expenses	1.89%	1.89%	1.89%	1.87%	1.84%	1.84%
Net investment income	0.09%	1.22%	1.26%	1.33%	0.72%	2.37%
Supplemental data
Portfolio turnover rate	27%	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$14,037	$22,963	$28,919	$27,508	$29,080	$16,346

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS R		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.98	$13.58	$11.20	$11.66	$11.40	$11.96
Net investment income	0.05 [1]	0.23 [1]	0.20 [1]	0.19 [1]	0.15 [1]	0.32 [1]
Net realized and unrealized gains (losses) on investments	0.41	(1.41)	2.48	(0.53)	0.57	(0.79)

Total from investment operations	0.46	(1.18)	2.68	(0.34)	0.72	(0.47)
Distributions to shareholders from
Net investment income	(0.27)	(0.42)	(0.30)	(0.12)	(0.46)	(0.09)
Net asset value, end of period	$12.17	$11.98	$13.58	$11.20	$11.66	$11.40
Total return[2]	4.08%	(9.03)%	24.47%	(2.94)%	6.53%	(4.00)%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.64%	1.72%	1.72%	1.78%	1.78%
Net expenses	1.34%	1.39%	1.39%	1.37%	1.34%	1.34%
Net investment income	0.85%	1.72%	1.66%	1.77%	1.23%	2.71%
Supplemental data
Portfolio turnover rate	27%	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$1,401	$1,404	$1,996	$2,029	$2,147	$1,576

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS R6		2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.79	$13.44	$11.06	$11.49	$10.89
Net investment income	0.15	0.31	0.45 [2]	0.24	0.00 [3]
Net realized and unrealized gains (losses) on investments	0.32	(1.40)	2.27	(0.52)	0.60

Total from investment operations	0.47	(1.09)	2.72	(0.28)	0.60
Distributions to shareholders from
Net investment income	(0.37)	(0.56)	(0.34)	(0.15)	0.00
Net asset value, end of period	$11.89	$11.79	$13.44	$11.06	$11.49
Total return[4]	4.37%	(8.57)%	25.30%	(2.46)%	5.51%
Ratios to average net assets (annualized)
Gross expenses	1.00%	0.96%	1.03%	1.04%	1.05%
Net expenses	0.83%	0.84%	0.84%	0.85%	0.88%
Net investment income	1.13%	2.23%	3.55%	2.31%	0.23%
Supplemental data
Portfolio turnover rate	27%	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$37,875	$63,414	$74,405	$26	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.62	$13.20	$10.88	$11.33	$11.09	$11.79
Net investment income	0.05 [1]	0.20 [1]	0.21 [1]	0.22	0.17 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	0.40	(1.31)	2.43	(0.53)	0.57	(0.80)

Total from investment operations	0.45	(1.11)	2.64	(0.31)	0.74	(0.43)
Distributions to shareholders from
Net investment income	(0.30)	(0.47)	(0.32)	(0.14)	(0.50)	(0.27)
Net asset value, end of period	$11.77	$11.62	$13.20	$10.88	$11.33	$11.09
Total return[2]	4.18%	(8.79)%	24.84%	(2.71)%	6.89%	(3.82)%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.31%	1.39%	1.38%	1.40%	1.37%
Net expenses	1.14%	1.14%	1.14%	1.12%	1.09%	1.09%
Net investment income	0.94%	1.53%	1.79%	1.93%	1.44%	3.21%
Supplemental data
Portfolio turnover rate	27%	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$4,192	$5,152	$18,174	$36,032	$52,469	$12,962

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.76	$13.40	$11.05	$11.49	$11.25	$11.96
Net investment income	0.12	0.30 [1]	0.28 [1]	0.23	0.19 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	0.34	(1.39)	2.43	(0.52)	0.58	(0.77)

Total from investment operations	0.46	(1.09)	2.71	(0.29)	0.77	(0.40)
Distributions to shareholders from
Net investment income	(0.35)	(0.55)	(0.36)	(0.15)	(0.53)	(0.31)
Net asset value, end of period	$11.87	$11.76	$13.40	$11.05	$11.49	$11.25
Total return[2]	4.33%	(8.56)%	25.21%	(2.48)%	7.07%	(3.53)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.06%	1.14%	1.14%	1.15%	1.10%
Net expenses	0.88%	0.89%	0.89%	0.87%	0.84%	0.84%
Net investment income	1.22%	2.31%	2.28%	2.27%	1.67%	3.18%
Supplemental data
Portfolio turnover rate	27%	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$187,216	$243,225	$236,946	$182,639	$192,799	$63,766

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Equity Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in

Notes to financial statements (unaudited)	Wells Fargo International Equity Fund	21

securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

22	Wells Fargo International Equity Fund	Notes to financial statements (unaudited)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $315,917,701 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$47,853,429

Gross unrealized losses	(19,196,675)

Net unrealized gains	$28,656,754

As of October 31, 2018, the Fund had capital loss carryforwards which consisted of $1,038,637 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo International Equity Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$1,124,489	$0	$0	$1,124,489

Brazil	4,238,776	0	0	4,238,776

Canada	15,163,195	0	0	15,163,195

China	31,347,141	0	0	31,347,141

France	17,460,112	0	0	17,460,112

Germany	23,509,542	0	0	23,509,542

Hong Kong	6,880,359	0	0	6,880,359

Ireland	5,489,203	0	0	5,489,203

Israel	4,379,965	0	0	4,379,965

Italy	18,413,317	0	0	18,413,317

Japan	0	39,950,027	0	39,950,027

Malaysia	5,802,981	0	0	5,802,981

Netherlands	27,461,972	0	0	27,461,972

Norway	8,724,406	0	0	8,724,406

Russia	7,003,192	0	0	7,003,192

Singapore	7,976,564	0	0	7,976,564

South Africa	8,163,616	0	0	8,163,616

South Korea	9,488,487	0	0	9,488,487

Switzerland	15,041,156	0	0	15,041,156

Thailand	3,148,564	0	0	3,148,564

United Kingdom	61,480,941	0	0	61,480,941

United States	3,366,502	0	0	3,366,502

Short-term investments

Investment companies	5,616,920	12,847,400	0	18,464,320

	291,281,400	52,797,427	0	344,078,827

Forward foreign currency contracts	0	579,162	0	579,162

Total assets	$291,281,400	$53,376,589	$0	$344,657,989
Liabilities

Forward foreign currency contracts	$0	$83,534	$0	$83,534

Total liabilities	$0	$83,534	$0	$83,534

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the

24	Wells Fargo International Equity Fund	Notes to financial statements (unaudited)

Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.800

Next $1 billion	0.750

Next $2 billion	0.725

Next $1 billion	0.700

Next $5 billion	0.690

Over $10 billion	0.680

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.79% for Class R6 shares, 1.14% for Administrator Class shares, and 0.84% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to March 1, 2019, the Fund’s expenses were capped at 0.84% for Class R6 shares and 0.89% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds Distributor received $1,623 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2019.

Notes to financial statements (unaudited)	Wells Fargo International Equity Fund	25

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $94,172,772 and $184,571,707, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2019, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $4,988,805 and $42,002,898 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Goldman Sachs	$228,557	$0	$(228,557)	$0

Morgan Stanley	350,605	(83,534)	(267,071)	0

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets

Morgan Stanley	$83,534	$(83,534)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

26	Wells Fargo International Equity Fund	Notes to financial statements (unaudited)

During the six months ended April 30, 2019, the Fund had average borrowings outstanding of $423,003 (on an annualized basis) at an average annual interest rate of 3.73% and paid interest in the amount of $15,777.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Other information (unaudited)	Wells Fargo International Equity Fund	27

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2018. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions

$1,203,470	$0.0331	83.43%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo International Equity Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo International Equity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402358 06-19 SA240/SAR240 04-19

Semi-Annual Report

April 30, 2019

Wells Fargo Intrinsic World Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Intrinsic World Equity Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net)3, emerging market stocks added 13.76%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the past two months of the year. The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018 to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January 2019. Investors expected high levels of stock market volatility to continue based on the VIX8.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic World Equity Fund	3

January’s returns tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February 2019. In a February 2019 report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April 2019, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April 2019 meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

January’s returns tended to support the investing adage that markets climb a wall of worry.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Amit Kumar

Jean-Baptiste Nadal, CFA®‡

Jen Robertson, CFA®‡

Average annual total returns (%) as of April 30, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EWEAX)[3]	4-30-1996	-1.32	5.44	11.52	4.68	6.70	12.19	1.47	1.35

Class C (EWECX)[3]	5-18-2007	2.90	5.89	11.35	3.90	5.89	11.35	2.22	2.10

Administrator Class (EWEIX)[3]	5-18-2007	–	–	–	4.75	6.86	12.41	1.39	1.25

Institutional Class (EWENX)[4]	7-30-2010	–	–	–	5.05	7.13	12.63	1.14	0.95

MSCI World Index (Net)[5]	–	–	–	–	6.48	7.31	11.58	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	5

Ten largest holdings (%) as of April 30, 2019[6]

Visa Incorporated Class A	3.32

Microsoft Corporation	3.28

Motorola Solutions Incorporated	2.76

Alphabet Incorporated Class C	2.67

Dollar Tree Incorporated	2.57

Vulcan Materials Company	2.53

Comcast Corporation Class A	2.50

Advance Auto Parts Incorporated	2.48

Merck & Company Incorporated	2.47

Capgemini SA	2.38

Sector distribution as of April 30, 2019[7]

Country allocation as of April 30, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through February 29, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[5]

The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2018	Ending account value 4-30-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,078.65	$6.96	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Class C

Actual	$1,000.00	$1,074.58	$10.80	2.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.38	$10.49	2.10%
Administrator Class

Actual	$1,000.00	$1,078.53	$6.44	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class

Actual	$1,000.00	$1,080.50	$4.90	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Intrinsic World Equity Fund	7

Security name	Shares	Value

Common Stocks: 99.54%

Belgium: 1.86%

Anheuser-Busch InBev NV ADR (Consumer Staples, Beverages) «	31,400	$2,792,716

France: 6.19%

Air Liquide SA (Materials, Chemicals)	26,700	3,550,185

Capgemini SA (Information Technology, IT Services)	29,500	3,576,728

Societe Generale SA (Financials, Banks)	68,600	2,171,298

		9,298,211

Germany: 1.86%

Deutsche Telekom AG (Communication Services, Diversified Telecommunication Services)	166,800	2,790,155

Hong Kong: 4.14%

AIA Group Limited (Financials, Insurance)	322,000	3,281,652

Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,022,190	2,931,786

		6,213,438

Ireland: 2.13%

Medtronic plc (Health Care, Health Care Equipment & Supplies)	36,000	3,197,160

Japan: 7.99%

Nidec Corporation (Industrials, Electrical Equipment)	23,700	3,385,274

ORIX Corporation (Financials, Diversified Financial Services)	164,100	2,324,613

Renesas Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †	581,900	3,116,473

Sony Corporation (Consumer Discretionary, Household Durables)	63,140	3,180,242

		12,006,602

Netherlands: 5.54%

AerCap Holdings NV (Industrials, Trading Companies & Distributors) †	61,300	3,042,932

Airbus SE (Industrials, Aerospace & Defense)	15,400	2,105,190

Unilever NV (Consumer Staples, Personal Products)	52,400	3,170,724

		8,318,846

Switzerland: 6.86%

Nestle SA (Consumer Staples, Food Products)	30,000	2,886,795

Novartis AG ADR (Health Care, Pharmaceuticals)	31,900	2,623,137

Roche Holding AG (Health Care, Pharmaceuticals)	8,900	2,346,082

UBS Group AG (Financials, Capital Markets)	182,900	2,452,847

		10,308,861

United Kingdom: 5.51%

Aon plc (Financials, Insurance)	17,200	3,098,408

Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	93,100	2,973,910

Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	1,191,500	2,206,277

		8,278,595

United States: 57.46%

Abbott Laboratories (Health Care, Health Care Equipment & Supplies)	25,900	2,060,604

Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)	22,400	3,725,568

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Intrinsic World Equity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name		Shares	Value

United States (continued)

Affiliated Managers Group Incorporated (Financials, Capital Markets)		16,700	$1,852,364

Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †		3,370	4,005,178

American International Group Incorporated (Financials, Insurance)		67,700	3,220,489

Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		6,700	1,344,489

BB&T Corporation (Financials, Banks)		55,700	2,851,840

Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)		24,400	2,929,464

Cigna Corporation (Health Care, Health Care Providers & Services)		21,300	3,383,292

CIT Group Incorporated (Financials, Banks)		63,800	3,398,626

Comcast Corporation Class A (Communication Services, Media)		86,300	3,756,639

Dollar Tree Incorporated (Consumer Discretionary, Multiline Retail) †		34,700	3,861,416

Eli Lilly & Company (Health Care, Pharmaceuticals)		17,600	2,059,904

EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		28,500	2,737,425

General Dynamics Corporation (Industrials, Aerospace & Defense)		16,900	3,020,368

Gilead Sciences Incorporated (Health Care, Biotechnology)		30,200	1,964,208

Honeywell International Incorporated (Industrials, Industrial Conglomerates)		19,300	3,351,059

Intercontinental Exchange Incorporated (Financials, Capital Markets)		34,500	2,806,575

Merck & Company Incorporated (Health Care, Pharmaceuticals)		47,200	3,715,112

Microsoft Corporation (Information Technology, Software)		37,700	4,923,620

Mondelez International Incorporated Class A (Consumer Staples, Food Products)		65,300	3,320,505

Motorola Solutions Incorporated (Information Technology, Communications Equipment)		28,600	4,144,426

Schlumberger Limited (Energy, Energy Equipment & Services)		43,900	1,873,652

The Walt Disney Company (Communication Services, Entertainment)		22,000	3,013,340

United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		15,800	1,678,276

Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)		44,600	2,550,674

Visa Incorporated Class A (Information Technology, IT Services)		30,300	4,982,230

Vulcan Materials Company (Materials, Construction Materials)		30,100	3,795,911

			86,327,254

Total Common Stocks (Cost $116,374,878)			149,531,838

	Yield
Short-Term Investments: 2.12%

Investment Companies: 2.12%

Securities Lending Cash Investments LLC (l)(r)(u)	2.55%	2,654,735	2,655,000

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.36	529,882	529,882

Total Short-Term Investments (Cost $3,184,882)			3,184,882

Total investments in securities (Cost $119,559,760)	101.66%	152,716,720

Other assets and liabilities, net	(1.66)	(2,492,157)

Total net assets	100.00%	$150,224,563

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Intrinsic World Equity Fund	9

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	2,363,341	19,991,781	19,700,387	2,654,735	$0	$0	$33,139	$2,655,000
Wells Fargo Government Money Market Fund Select Class	564,878	9,778,832	9,813,828	529,882	0	0	8,390	529,882

					$0	$0	$41,529	$3,184,882	2.12%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Intrinsic World Equity Fund	Statement of assets and liabilities—April 30, 2019 (unaudited)

Assets
Investments in unaffiliated securities (including $2,596,295 of securities loaned), at value (cost $116,374,878)	$149,531,838
Investments in affiliated securities, at value (cost $3,184,882)	3,184,882
Foreign currency, at value (cost $71,833)	71,161
Receivable for Fund shares sold	49,864
Receivable for dividends	308,666
Receivable for securities lending income	1,407
Prepaid expenses and other assets	21,403

Total assets	153,169,221

Liabilities
Payable upon receipt of securities loaned	2,655,023
Management fee payable	89,036
Payable for Fund shares redeemed	41,012
Administration fees payable	25,024
Trustees’ fees and expenses payable	5,302
Distribution fee payable	996
Accrued expenses and other liabilities	128,265

Total liabilities	2,944,658

Total net assets	$150,224,563

NET ASSETS CONSIST OF
Paid-in capital	$114,557,956
Total distributable earnings	35,666,607

Total net assets	$150,224,563

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$138,779,642
Shares outstanding – Class A1	6,683,334
Net asset value per share – Class A	$20.77
Maximum offering price per share – Class A2	$22.04
Net assets – Class C	$1,614,798
Shares outstanding – Class C1	81,306
Net asset value per share – Class C	$19.86
Net assets – Administrator Class	$1,583,512
Shares outstanding – Administrator Class[1]	76,636
Net asset value per share – Administrator Class	$20.66
Net assets – Institutional Class	$8,246,611
Shares outstanding – Institutional Class[1]	398,309
Net asset value per share – Institutional Class	$20.70

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2019 (unaudited)	Wells Fargo Intrinsic World Equity Fund	11

Investment income
Dividends (net of foreign withholding taxes of $74,557)	$1,459,487
Income from affiliated securities	34,906

Total investment income	1,494,393

Expenses
Management fee	607,750
Administration fees
Class A	136,921
Class C	3,786
Administrator Class	990
Institutional Class	4,855
Shareholder servicing fees
Class A	163,002
Class C	4,507
Administrator Class	1,829
Distribution fee
Class C	13,522
Custody and accounting fees	19,502
Professional fees	25,212
Registration fees	33,767
Shareholder report expenses	20,154
Trustees’ fees and expenses	10,909
Other fees and expenses	9,331

Total expenses	1,056,037
Less: Fee waivers and/or expense reimbursements	(92,987)

Net expenses	963,050

Net investment income	531,343

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,005,613
Net change in unrealized gains (losses) on investments	7,417,087

Net realized and unrealized gains (losses) on investments	10,422,700

Net increase in net assets resulting from operations	$10,954,043

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic World Equity Fund	Statement of changes in net assets

	Six months ended April 30, 2019 (unaudited)		Year ended October 31, 2018

Operations
Net investment income		$531,343		$1,147,480
Net realized gains on investments		3,005,613		14,917,116
Net change in unrealized gains (losses) on investments		7,417,087		(12,122,849)

Net increase in net assets resulting from operations		10,954,043		3,941,747

Distributions to shareholders from net investment income and net realized gains
Class A		(14,576,126)		(11,590,920)
Class C		(592,441)		(529,503)
Administrator Class		(175,917)		(407,346)
Institutional Class		(858,807)		(567,484)

Total distributions to shareholders		(16,203,291)		(13,095,253)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	234,332	4,537,880	97,619	2,206,319
Class C	11,056	220,515	8,983	196,235
Administrator Class	1,768	36,870	27,473	617,360
Institutional Class	53,219	1,033,639	109,895	2,482,208

		5,828,904		5,502,122

Reinvestment of distributions
Class A	748,085	14,204,308	506,636	11,262,955
Class C	30,481	552,615	23,586	501,242
Administrator Class	8,882	167,765	17,906	396,209
Institutional Class	33,977	643,675	21,129	469,058

		15,568,363		12,629,464

Payment for shares redeemed
Class A	(391,325)	(7,713,196)	(657,430)	(14,893,411)
Class C	(228,131)	(4,239,519)	(81,421)	(1,774,406)
Administrator Class	(9,388)	(190,217)	(175,686)	(3,971,356)
Institutional Class	(32,588)	(627,967)	(77,116)	(1,745,497)

		(12,770,899)		(22,384,670)

Net increase (decrease) in net assets resulting from capital share transactions		8,626,368		(4,253,084)

Total increase (decrease) in net assets		3,377,120		(13,406,590)

Net assets
Beginning of period		146,847,443		160,254,033

End of period		$150,224,563		$146,847,443

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	13

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS A		2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.70	$23.08	$19.53	$22.82	$22.39	$21.88
Net investment income	0.06	0.16	0.19	0.20	0.19	0.17
Net realized and unrealized gains (losses) on investments	1.40	0.35	4.54	(0.83)	0.73	0.59

Total from investment operations	1.46	0.51	4.73	(0.63)	0.92	0.76
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.23)	(0.20)	(0.12)	(0.25)
Net realized gains	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(2.39)	(1.89)	(1.18)	(2.66)	(0.49)	(0.25)
Net asset value, end of period	$20.77	$21.70	$23.08	$19.53	$22.82	$22.39
Total return[1]	7.87%	2.10%	25.44%	(2.54)%	4.23%	3.45%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.47%	1.47%	1.46%	1.48%	1.47%
Net expenses	1.35%	1.35%	1.35%	1.37%	1.40%	1.40%
Net investment income	0.75%	0.73%	0.88%	1.09%	0.79%	0.70%
Supplemental data
Portfolio turnover rate	6%	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$138,780	$132,207	$141,831	$127,428	$149,492	$157,061

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
CLASS C		2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.74	$22.15	$18.77	$21.99	$21.64	$21.19
Net investment income (loss)	(0.03)[1]	(0.00)[1,2]	0.03 [1]	0.05	0.01 [1]	(0.02)
Net realized and unrealized gains (losses) on investments	1.36	0.33	4.38	(0.80)	0.71	0.58

Total from investment operations	1.33	0.33	4.41	(0.75)	0.72	0.56
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.05)	(0.08)	(0.01)	0.00	(0.11)
Net realized gains	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(2.21)	(1.74)	(1.03)	(2.47)	(0.37)	(0.11)
Net asset value, end of period	$19.86	$20.74	$22.15	$18.77	$21.99	$21.64
Total return[4]	7.46%	1.33%	24.54%	(3.26)%	3.41%	2.65%
Ratios to average net assets (annualized)
Gross expenses	2.23%	2.22%	2.22%	2.21%	2.23%	2.22%
Net expenses	2.10%	2.10%	2.10%	2.12%	2.15%	2.15%
Net investment income (loss)	(0.34)%	(0.01)%	0.13%	0.32%	0.05%	(0.06)%
Supplemental data
Portfolio turnover rate	6%	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$1,615	$5,556	$7,015	$7,252	$8,958	$9,788

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.60	$22.98	$19.43	$22.76	$22.33	$21.81
Net investment income	0.08 [1]	0.15 [1]	0.20 [1]	0.24 [1]	0.23 [1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	1.37	0.39	4.54	(0.84)	0.75	0.59

Total from investment operations	1.45	0.54	4.74	(0.60)	0.98	0.81
Distributions to shareholders from
Net investment income	(0.18)	(0.23)	(0.24)	(0.27)	(0.18)	(0.29)
Net realized gains	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(2.39)	(1.92)	(1.19)	(2.73)	(0.55)	(0.29)
Net asset value, end of period	$20.66	$21.60	$22.98	$19.43	$22.76	$22.33
Total return[2]	7.85%	2.22%	25.60%	(2.43)%	4.51%	3.70%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.38%	1.38%	1.37%	1.34%	1.29%
Net expenses	1.25%	1.25%	1.25%	1.22%	1.15%	1.15%
Net investment income	0.84%	0.65%	0.95%	1.27%	1.01%	0.96%
Supplemental data
Portfolio turnover rate	6%	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$1,584	$1,628	$4,727	$4,735	$6,239	$7,327

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.69	$23.05	$19.51	$22.83	$22.40	$21.87
Net investment income	0.13	0.25 [1]	0.27	0.26	0.28	0.25 [1]
Net realized and unrealized gains (losses) on investments	1.35	0.35	4.53	(0.80)	0.75	0.60

Total from investment operations	1.48	0.60	4.80	(0.54)	1.03	0.85
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.31)	(0.32)	(0.23)	(0.32)
Net realized gains	(2.21)	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(2.47)	(1.96)	(1.26)	(2.78)	(0.60)	(0.32)
Net asset value, end of period	$20.70	$21.69	$23.05	$19.51	$22.83	$22.40
Total return[2]	8.05%	2.52%	25.92%	(2.13)%	4.72%	3.90%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.14%	1.14%	1.13%	1.09%	1.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.16%	1.10%	1.28%	1.47%	1.23%	1.11%
Supplemental data
Portfolio turnover rate	6%	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$8,247	$7,456	$6,681	$4,357	$5,058	$3,179

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Intrinsic World Equity Fund	17

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or

18	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements (unaudited)

received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Intrinsic World Equity Fund	19

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $120,168,008 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$40,637,973

Gross unrealized losses	(8,089,261)

Net unrealized gains	$32,548,712

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Belgium	$2,792,716	$0	$0	$2,792,716

France	9,298,211	0	0	9,298,211

Germany	2,790,155	0	0	2,790,155

Hong Kong	6,213,438	0	0	6,213,438

Ireland	3,197,160	0	0	3,197,160

Japan	0	12,006,602	0	12,006,602

Netherlands	8,318,846	0	0	8,318,846

Switzerland	10,308,861	0	0	10,308,861

United Kingdom	8,278,595	0	0	8,278,595

United States	86,327,254	0	0	86,327,254

Short-term investments

Investment companies	529,882	2,655,000	0	3,184,882

Total assets	$138,055,118	$14,661,602	$0	$152,716,720

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund did not have any transfers into/out of Level 3.

20	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.800

Next $1 billion	0.750

Next $2 billion	0.725

Next $1 billion	0.700

Next $5 billion	0.690

Over $10 billion	0.680

For the six months ended April 30, 2019, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 29, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.25% for Administrator Class shares and 0.95% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to financial statements (unaudited)	Wells Fargo Intrinsic World Equity Fund	21

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended April 30, 2019, Funds Distributor received $651 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended April 30, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $9,159,917 and $16,357,471, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended April 30, 2019, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

22	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	23

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

24	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	25

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402359 06-19 SA241/SAR241 04-19

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2019